                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2)

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                      DAIRY MART CONVENIENCE STORES, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



   ------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:


[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1.  Amount Previously Paid:

    2.  Form, Schedule or Registration Statement No.:

    3.  Filing Party:

    4.  Date Filed:

                      DAIRY MART CONVENIENCE STORES, INC.
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON OCTOBER 31, 1995

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of DAIRY MART CONVENIENCE STORES, INC. will be held on October 31, 1995 at 10:00 a.m. at the Sheraton Hartford Hotel located at 315 Trumbull Street, Hartford, Connecticut, for the following purposes:

  (1) To elect a Board of Directors, as described in the Proxy Statement dated October 10, 1995 accompanying this Notice of Annual Meeting;

  (2) To adopt the Dairy Mart Convenience Stores, Inc. 1995 Stock Option Plan for Outside Directors, as described in the Proxy Statement dated October 10, 1995 accompanying this Notice of Annual Meeting;

  (3) To adopt the Dairy Mart Convenience Stores, Inc. 1995 Stock Option and Incentive Award Plan, as described in the Proxy Statement dated October 10, 1995 accompanying this Notice of Annual Meeting;

  (4) To ratify the appointment of Arthur Andersen LLP as independent accountants for the fiscal year ending February 3, 1996; and

  (5) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

  Only shareholders of record as shown by the transfer books of the Company at the close of business on the 29th day of September, 1995 are entitled to notice of, and to vote at, this Annual Meeting.

                                         By Order of the Board of Directors

                                         DAIRY MART CONVENIENCE STORES, INC.

                                         Gregory G. Landry, Executive Vice
                                          President and Chief Financial
                                         Officer

October 10, 1995


   All Shareholders are invited to attend this Annual Meeting in person. Those shareholders who are unable to attend in person are respectfully urged to execute and return the enclosed Proxy at their earliest convenience. Shareholders who execute a Proxy may nevertheless attend the meeting and vote their shares in person.

                                PROXY STATEMENT


                        ANNUAL MEETING OF SHAREHOLDERS
                    OF DAIRY MART CONVENIENCE STORES, INC.
                               OCTOBER 31, 1995


                            SOLICITATION OF PROXIES

  The accompanying proxy is solicited by the Board of Directors of DAIRY MART CONVENIENCE STORES, INC., One Vision Drive, Enfield, Connecticut, 06082 (the "Company") for use at the Annual Meeting of Shareholders to be held on October 31, 1995 and at any and all adjournments or postponements thereof. The cost of preparing, assembling and mailing this Proxy Statement and the material enclosed herewith is being borne by the Company. Directors, officers and some regular employees of the Company may solicit proxies personally or by telephone, without additional compensation. This Proxy Statement and the accompanying proxy are being mailed on or about October 10, 1995.

  Shares of Class A Common Stock ("Class A Common Stock") or Class B Common Stock ("Class B Common Stock," and together with the Class A Common Stock, "Common Stock") of the Company represented by properly executed proxies will be voted as directed on the proxy. Properly executed proxies containing no voting directions to the contrary will be voted for (i) the election of the nominees as directors named below, (ii) the adoption of the Dairy Mart Convenience Stores, Inc. 1995 Stock Option Plan for Outside Directors, (iii) the adoption of the Dairy Mart Convenience Stores, Inc. 1995 Stock Option and Incentive Award Plan, and (iv) the ratification of the appointment of Arthur Andersen LLP as independent accountants for the fiscal year ending February 3, 1996. A proxy may be revoked at any time before it is voted at the Annual Meeting by notifying the Chief Financial Officer of the Company in writing at the address set forth above, by submitting a properly executed proxy bearing a later date, or by revoking the proxy at the Annual Meeting. Attendance at the Annual Meeting will not by itself constitute the revocation of a proxy.

                      OUTSTANDING STOCK AND VOTING RIGHTS

  The Board of Directors has fixed the close of business on September 29, 1995 as the record date for the determination of shareholders entitled to notice of this Annual Meeting, and only shareholders of record on that date will be entitled to vote at the meeting. As of September 18, 1995, 2,797,387 shares of Class A Common Stock (par value $.01 per share) were issued and outstanding and 2,783,060 shares of Class B Common Stock (par value $.01 per share) were issued and outstanding. Except with respect to the election of directors, holders of both classes of Common Stock vote or consent as a single class on all matters, with each share of Class B Common Stock having one vote per share and each share of Class A Common Stock having one-tenth of a vote per share. With respect to the election of directors, holders of Class A Common Stock are entitled to elect 25% of the Board of Directors (rounded up to the nearest whole number) to be elected by the holders of Common Stock, so long as the number of outstanding shares of Class A Common Stock is at least 10% of the total number of outstanding shares of both classes of Common Stock. The holders of the Class B Common Stock have the right to elect the remaining directors to be elected by the holders of Common Stock, so long as the number of outstanding shares of Class B Common Stock is at least 12.5% of the total number of outstanding shares of both classes of Common Stock.

                            PRINCIPAL SHAREHOLDERS

  The following table sets forth certain information concerning beneficial ownership of the Common Stock by each shareholder known by the Company to be the beneficial owner of 5% or more of either class of Common Stock as of September 18, 1995. This information is furnished in accordance with the Securities and Exchange Commission ("SEC") regulations relating to any persons known by the Company to be the beneficial owners of 5% or more of Common Stock. In preparing the following table, the Company has relied on information filed by such persons with the SEC, and in some cases, other information provided to the Company by such persons.

                        NAME AND ADDRESS OF         AMOUNT AND NATURE OF PERCENT OF
TITLE OF CLASS           BENEFICIAL OWNER           BENEFICIAL OWNERSHIP   CLASS
--------------  ----------------------------------- -------------------- ----------
Class B         New DM Management Associates I         1,531,399 (1)       55.0%
Common Stock    One Vision Drive
                Enfield, Connecticut
                New DM Management Associates II          327,344 (1)       11.8%
                One Vision Drive
                Enfield, Connecticut
                Charles Nirenberg                      1,531,349 (1)       55.0%
                One Vision Drive
                Enfield, Connecticut
                Robert B. Stein, Jr.                   1,524,772 (1)       54.8%
                One Vision Drive
                Enfield, Connecticut
                Gregory G. Landry                      1,526,886 (1)       54.9%
                One Vision Drive
                Enfield, Connecticut
                Mitchell J. Kupperman                  1,524,049 (1)       54.8%
                One Vision Drive
                Enfield, Connecticut
                Frank Colaccino                          343,586 (1)       12.3%
                57 Thistledown
                Suffield, Connecticut

-----------------------------------------------------------------------------------
Class A         James Wilen and Wilen Management         291,925 (2)       10.4%
Common Stock    Corporation
                2360 West Joppa Road
                Suite 226
                Lutherville, Maryland
                Heartland Advisors, Inc.                 564,000 (3)       20.2%
                790 North Milwaukee Street
                Milwaukee, Wisconsin
                Liberty Investment Management, Inc.      287,800 (4)       10.3%
                2502 Rocky Point Drive
                Tampa, Florida

----------
Notes to Table

  (1) New DM Management Associates I ("DM Management I") is a Connecticut general partnership that is a general partner of DM Associates Limited Partnership ("DM Associates"), a Connecticut limited partnership. New DM Management Associates II ("DM Management II") is a Connecticut general partnership that is a special general partner of DM Associates. The individual general partners of DM Management I are Charles Nirenberg, Robert B. Stein, Jr., Mitchell J. Kupperman and Gregory G. Landry. The individual general partners of DM Management II are Messrs. Nirenberg, Stein, Kupperman, Landry and Frank Colaccino.

  DM Associates is the owner of record of 1,858,743 shares of Class B Common Stock, representing approximately 66.8% of the Class B Common Stock and approximately 60.7% of the total voting power of both Class B Common Stock and Class A Common Stock. However, as the general partners of DM Associates and by virtue of the provisions of its limited partnership agreement, DM Management I and DM Management II have the power to vote and dispose of 1,531,399 shares and 327,344 shares, respectively, of the 1,858,743 shares owned of record by DM Associates. As general partners of each of DM Management I and/or DM Management II, and by virtue of the respective general partnership agreements of each of such partnerships, Messrs. Nirenberg, Stein, Kupperman and Landry are each indirect beneficial owners (through shared and/or sole voting and dispositive power) of 1,530,849, 1,524,772, 1,509,490 and 1,526,886 shares of
Class B Common Stock, respectively. As a general partner of DM Management II and by virtue of the provisions of its partnership agreement, Mr. Colaccino is the indirect beneficial owner of 306,280 shares of Class B Common Stock. In addition, the partnership agreements require certain consents of partners having certain percentage interests in the partnerships before shares of Class B Common Stock may be voted or disposed of. See "Legal Proceedings" with respect to certain actions taken by Messrs. Nirenberg and Kupperman as partners of DM Management I.

  The number of shares of Class B Common Stock set forth above for each of Messrs. Nirenberg, Stein, Kupperman, Landry and Colaccino also includes the following amounts that are beneficially owned individually: 500 shares for Mr. Nirenberg; 14,604 shares for Mr. Kupperman; 0 shares for Messrs. Stein and Landry; and 37,306 shares for Mr. Colaccino (including currently exercisable options to purchase 10,000 shares). The foregoing number of shares, or those set forth in the table above, do not include shares of Class A Common Stock that any of Messrs. Nirenberg, Stein, Kupperman, Landry or Colaccino may beneficially own. In addition, Mr. Nirenberg is an officer, director and the sole shareholder of FCN Properties Corporation ("FCN") that is the pledgee of 1,220,000 shares of Class B Common Stock owned of record by DM Associates. Mr. Nirenberg has shared voting and dispositive power with FCN as to those shares that are part of the 1,531,349 shares listed in the table above for Mr. Nirenberg. See "Certain Information Regarding DM Associates."

  (2) A Schedule 13G was filed with the SEC by Wilen Management Corporation ("Wilen") and James Wilen in his capacity as President and sole owner of Wilen, to report Wilen's beneficial ownership as an investment advisor to various clients, of shares of Class A Common Stock. The 291,925 shares represent approximately 5.2% of the total number of issued and outstanding shares of both classes of the Common Stock, and less than 1.0% of the total voting power of both classes of the Common Stock.

  (3) Heartland Advisors, Inc. reported on a Schedule 13G filed with the SEC its beneficial ownership, as an investment advisor, of shares of Class A Common Stock. The 564,000 shares represent approximately 10.1% of the total number of issued and outstanding shares of both classes of the Common Stock and approximately 1.8% of the total voting power of both classes of the Common Stock.

----------
Notes to Table continued

  (4) The 287,800 shares of Class A Common Stock represent approximately 5.2% of the total number of issued and outstanding shares of both classes of the Common Stock and less than 1% of the total voting power of both classes of the Common Stock.

                         ITEM 1--ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

  A Board of seven (7) directors is to be elected at this Annual Meeting, to hold office until the next Annual Meeting and the election and qualification of their successors. Two (2) of the directors are to be elected by the holders of Class A shares (the Class A Directors) and five (5) of the directors are to be elected by the holders of Class B shares (the Class B Directors). The Board of Directors has nominated Frank W. Barrett and John W. Everets, Jr. as Class A Directors and J. Kermit Birchfield, Jr., Gregory G. Landry, Theodore W. Leed, Truby G. Proctor, Jr. and Robert B. Stein, Jr. as Class B Directors. All of the nominees are presently serving on the Board with the exception of Messrs. Birchfield and Proctor. It is intended that proxies of the respective classes of shares will be voted in favor of all of these persons.

  Charles Nirenberg, a director and shareholder of the Company, has nominated himself, M. Howard Jacobsen, Thomas O'Brien, Joseph F. Leonardo and Mitchell
J. Kupperman as Class B Directors. Mr. Kupperman is also presently serving on the Board of Directors. Messrs. Nirenberg and Kupperman have initiated litigation against the Company and certain members of the current Board of Directors (the "Nirenberg Litigation"). See "LEGAL PROCEEDINGS."

INFORMATION CONCERNING NOMINEES AND CERTAIN EXECUTIVE OFFICERS

  The following table sets forth certain information concerning the ownership of the Common Stock and other matters with respect to the nominees, the executive officers listed in the Summary Compensation Table and all directors and executive officers as a group, as of September 18, 1995.

                                                  SHARES (AND PERCENT) OF COMMON STOCK
      NAME AND AGE                             BENEFICIALLY OWNED AS OF SEPTEMBER 18, 1995
      ------------                      -----------------------------------------------------------
                                                                                         PERCENT
      NOMINEES FOR        DIRECTOR        CLASS B                   CLASS A              OF TOTAL
    CLASS B DIRECTOR       SINCE        COMMON STOCK              COMMON STOCK         VOTING POWER
    ----------------      --------      ------------              ------------        -------------
J. Kermit Birchfield,
 Jr. (55)...............     N/A                 0 (*)                     0 (*)                (*)
Gregory G. Landry (37)..    1991         1,526,886 (54.9%)            45,125 (1.6%)         (49.9%) (1)(2)
Theodore W. Leed (68)...    1983             1,552 (*)                 6,000 (*)                (*) (3)(4)
Truby G. Proctor, Jr.
 (59)...................     N/A                 0 (*)                     0 (*)                (*)
Robert B. Stein, Jr.
 (37)...................    1992         1,524,772 (54.8%)            66,270 (2.3%)         (49.9%) (1)(5)
Charles Nirenberg (71)..    1972         1,531,349 (55.0%)               500 (*)            (50.0%) (1)(6)
Mitchell J. Kupperman
 (44)...................    1988         1,524,049 (54.8%)            72,861 (2.5%)         (49.8%) (1)(7)
M. Howard Jacobsen (62).     N/A                 0 (*)                     0 (*)                (*)
Thomas O'Brien (56).....     N/A                 0 (*)                     0 (*)                (*)
Joseph F. Leonardo (47).     N/A                 0 (*)                     0 (*)                (*)

                                                        SHARES (AND PERCENT) OF COMMON STOCK
         NAME AND AGE                                BENEFICIALLY OWNED AS OF SEPTEMBER 18, 1995
         ------------                         -----------------------------------------------------------
                                                                                               PERCENT
         NOMINEES FOR          DIRECTOR         CLASS B                  CLASS A               OF TOTAL
       CLASS A DIRECTOR         SINCE         COMMON STOCK             COMMON STOCK          VOTING POWER
       ----------------        --------       ------------             ------------          ------------
 Frank W. Barrett (55)...        1983               1,250 (*)                 6,000 (*)                (*) (3)(4)
 John W. Everets, Jr.
  (49)...................        1994              10,000 (*)                 3,500 (*)                (*) (4)

 NAMED EXECUTIVE OFFICERS (8)
 ----------------------------
 Gregg O. Guy (47).......         N/A                   0 (*)                25,411 (*)                (*) (9)
 Frank Colaccino.........         N/A             343,586 (12.3%)           140,000 (4.8%)         (11.6%) (10)

 ALL DIRECTORS AND EXECUTIVE
     OFFICERS AS A GROUP
 ---------------------------
 (15 persons)............                       1,559,305 (56.0%)           258,216 (8.5%)         (51.4%) (11)

--------
 (*) Owns less than 1% of the issued and outstanding class of Common Stock.

 (1) Messrs. Kupperman, Landry, Nirenberg and Stein are each partners of DM Management I and DM Management II (described in footnote 1 to the Principal Shareholders table above). The shares of Class B Common Stock set forth in this table for each of such persons include the shares set forth for each person in the Principal Shareholders table above.

 (2) Includes currently exercisable incentive stock options granted to Mr. Landry to purchase 45,125 shares of Class A Common Stock.

 (3) Includes currently exercisable non-qualified stock options granted to each of Messrs. Barrett and Leed to purchase 2,500 shares of Class A Common Stock. Such options were not granted pursuant to any stock option plan of the Company.

 (4) Includes currently exercisable non-qualified stock options granted to each of Messrs. Barrett, Everets and Leed to purchase 3,500 shares of Class A Common Stock. See "ITEM 2-ADOPTION OF THE DAIRY MART CONVENIENCE STORES, INC. 1995 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS-Eligibility and Options Granted."

 (5) Includes currently exercisable incentive stock options granted to Mr. Stein to purchase 750 shares of Class B Common Stock and currently exercisable incentive stock options to purchase 61,250 shares of Class A Common Stock.

 (6) Does not include shares of Class B Common Stock and shares of Class A Common Stock owned by Mr. Nirenberg's children, the ownership of which Mr. Nirenberg disclaims.

 (7) Includes currently exercisable incentive stock options granted to Mr. Kupperman to purchase 3,750 shares of Class B Common Stock and 67,500 shares of Class A Common Stock. Also includes shares of Common Stock owned by Mr. Kupperman's wife and children.

 (8) These individuals are not nominees. Mr. Colaccino is a former executive officer.

 (9) Includes currently exercisable incentive stock options granted to Mr. Guy to purchase 16,750 shares of Class A Common Stock.

(10) Mr. Colaccino is a partner of DM Management II (described in footnote 1 to the Principal Shareholders table above). The shares of Class B Common Stock set forth in this table for Mr. Colaccino include the shares set forth for Mr. Colaccino in the Principal Shareholders table above. Also includes currently exercisable non-qualified stock options granted to Mr. Colaccino to purchase 140,000 shares of Class A Common Stock.

(11) Includes currently exercisable stock options granted to all directors and executive officers of the Company to purchase 235,625 shares of Class A Common Stock.

  The following executive officers and directors of the Company did not timely file with the SEC, on certain occasions, their reports on Forms 3, 4 or 5 to report changes in their beneficial ownership of the Common Stock: Mr. Everets (one report due upon becoming a director); Gary A. Payne (one report due upon becoming an executive officer and one report for one transaction); Darrell J. Davis, Robert B. Stein, Jr., Mitchell J. Kupperman, Gregory G. Landry, Edward
M. Doyle, Gregg O. Guy, Scott A. Stein, Dennis J. Tewell and Daniel W. Wallace (one report each for one transaction each); and Gregory Wozniak (two reports for two transactions).

ADDITIONAL INFORMATION CONCERNING NOMINEES AND CERTAIN EXECUTIVE OFFICERS

  In addition to the executive officers who are listed as being nominees for election as directors of the Company, the Company has other executive officers, including the following, who serve for a one year term:

         NAME AND (AGE)                              TITLE
         --------------                              -----
   Darrell J. Davis (36)...... Vice President-Operations (Southeast Region)
   Edward M. Doyle (41)....... Vice President-Marketing
   Gregg O. Guy (47).......... Executive Vice President-Operations and Marketing
   Gary A. Payne (52)......... Vice President-Business Development
   Scott A. Stein (36)........ Vice President-Management Information Systems
   Dennis J. Tewell (39)...... Vice President-Operations (Northeast Region)
   Daniel W. Wallace (46)..... Vice President-Operations (Midwest Region)
   Gregory Wozniak (48)....... Vice President-Corporate Counsel

  Except as noted below, each of the executive officers of the Company has been employed by the Company for more than the last five (5) years, in areas similar to or encompassed by their current responsibilities.

  Mr. Birchfield is a private investor. From June 1990 to November 1994 he served as Senior Vice President and General Counsel of M/A-COM, Inc., a telecommunications company. From 1983 to 1988 he served as Senior Vice President and General Counsel of Georgia Pacific Corp. Mr. Birchfield is a member of the Board of Directors of two publicly held companies, HSPC, Inc., a company that provides financing for the purchase of healthcare equipment, and Intermountain Industries Inc., a holding company of an Idaho utility company.

  Mr. Landry was named Executive Vice President of the Company in April 1992 and has served as Chief Financial Officer since August 1990. Mr. Landry joined the Company in October 1985 and served in various financial positions until he was named Treasurer of the Company in July 1989 and served in this capacity until April 1991. He is a certified public accountant and a member of the American Institute of Public Accountants.

  Dr. Leed is a professor emeritus of food marketing at the University of Massachusetts and a lecturer, author and consultant to numerous companies on the subject of food merchandising. He holds a doctoral degree in agricultural economics from Ohio State University. Dr. Leed is a principal of Group 7, Inc., a management consulting company.

  Mr. Proctor is Chairman and Chief Executive Officer of Lee-Moore Oil Company, located in Sanford, North Carolina, a privately held North Carolina based oil jobber. From August 1987 to July 1994, Mr. Proctor served as Chairman and Chief Executive Officer of The Pantry Inc., a privately held 460 store convenience chain headquartered in North Carolina.

  Mr. Stein was elected Interim Chairman of the Board in August 1995, Chief Executive Officer of the Company in June 1995 and President of the Company in September 1994. He previously served as Executive

Vice President-Operations and Marketing since April 1992. He joined the Company in 1983 and served in various positions until serving as Treasurer of the Company from January 1989 until June 1989. Subsequently, Mr. Stein served as General Manager of the Company's Midwest Region from July 1989 until March 1992.

  Mr. Barrett is Executive Vice President of Springfield Institution for Savings. He previously served as Senior Vice President for Bank of Ireland First Holdings, Inc. from September 1990 to December 1993, as Senior Vice President for Connecticut National Bank from May 1990 to September 1990, and as Senior Vice President for Shawmut Bank, N.A. from January 1988 to May 1990. Mr. Barrett also served as President and Chief Executive Officer of Shawmut Home Bank in Hartford, Connecticut from April 1987 to December 1987 and prior to that was Executive Vice President for Shawmut Worcester County Bank in Worcester, Massachusetts since 1982.

  Mr. Everets has been Chairman of the Board and Chief Executive Officer of HPSC, Inc., a publicly held company that provides financing for health care equipment, since July 1993 and has been a director of HPSC, Inc. since 1983. He was Chairman of the Board of T.O. Richardson Co., Inc., a financial services company, from January 1990 until July 1993. Previously, he was Executive Vice President of Advest, Inc., an investment banking firm, from 1983 to January 1990. Mr. Everets also served as Chairman of the Board of Billings and Co., Inc., a real estate investment banking firm, and Chairman of Advest Credit Corp., both subsidiaries of Advest Group, Inc. He is also a director of Eastern Company, a publicly held company, and serves on the Board of Directors of Crown Northcorp.

  Mr. Guy was named Executive Vice President-Operations and Marketing in October 1994. He previously served as Vice President- Operations for the Company's Southeast Region since December 1992 and had served as Vice President and General Manager of the Company's Southeast Region since December 1989. He also served as an international consultant for the Company from December 1986 through December 1988. Prior to joining the Company, Mr. Guy had served as Vice President of Operations and Corporate Vice President of Marketing for the CONNA Corporation. Mr. Guy is a member of the Board of Directors of the Kentucky Retail Federation.

  Mr. Nirenberg is the founder of the Company. He served as Chief Executive Officer and President since its formation in 1957 until January 1989, when Mr. Nirenberg resigned as President of the Company, and until March 1992, when Mr. Nirenberg resigned as Chief Executive Officer. Mr. Nirenberg continued to serve as Chairman of the Company and was appointed Chairman of the Board on September 16, 1994. Mr. Nirenberg is Mr. Kupperman's father-in-law. In connection with the Nirenberg Litigation, effective August 10, 1995, the Company removed Mr. Nirenberg from his positions of Chairman of the Board and Chairman of the Company. See "LEGAL PROCEEDINGS."

  Mr. Kupperman joined the Company in 1983 as Director of Human Resources and was named Vice President-Human Resources in 1985. He was elected Executive Vice President-Human Resources and Secretary of the Company in January 1989. Prior to joining the Company, Mr. Kupperman attended the University of Connecticut, where he obtained a doctoral degree in Educational Administration. In connection with the Nirenberg Litigation, effective August 10, 1995, the Company has placed Mr. Kupperman on a paid leave of absence pending a review of his actions as an officer and director of the Company. See "LEGAL PROCEEDINGS."

  Mr. Jacobsen is a retired corporate executive.

  Mr. O'Brien is the Dean of the University of Massachusetts School of Management.

  Mr. Leonardo is a consultant to convenience stores.

  Mr. Davis was named Vice President-Operations for the Company's Southeast Region in October 1994. He formerly served as Director of Operations from December 1990 until October 1994. Mr. Davis joined the Company in April 1983 as Franchise Coordinator. He has also held the positions of Manager of Franchising, Associate Director of Property Development and International Consultant/Operations Specialist.

  Mr. Doyle was named Vice President-Marketing in October 1994. Since joining the Company in August 1990, he has served as acting Corporate Director of Marketing and Corporate Director of Food Services and Vice President-Strategic Marketing. Prior to joining the Company, he served as Chief Operating Officer for 6-Twelve Convenient Mart, Inc., and Director of Beverage Programs for the Circle K Corporation.

  Mr. Payne was named Vice President-Business Development in October 1994. He previously served as Corporate Director of Franchising. Mr. Payne joined the former CONNA Corporation, now the Company's Southeast Region, in 1970. Between 1970 and 1984, he served in various roles including Supervisor, Merchandising Manager, Vice President-Marketing and Vice President-Business Development. Mr. Payne left the CONNA Corporation in September 1984 to operate his own business, and returned to the Company in October 1988 as Vice President-Franchise Sales.

  Mr. Stein was named Vice President-Management Information Systems in November 1994. He joined the Company in September 1992 as Director of Store Automation, and his role was later expanded to MIS Director. He was promoted to Vice President-Administration and Management Information Systems in April 1994. Prior to joining the Company, Mr. Stein was Director-Client/Server Computing for Technology Investment Strategies Corporation. Mr. Stein also has consulting, training and systems analysis experience through former roles with Orion Group, Inc. and the Hartford Insurance Group. Mr. Stein is the brother of Robert B. Stein, Jr., Chief Executive Officer and President of the Company.

  Mr. Tewell was named Vice President-Operations for the Company's Northeast Region in September 1992. He previously served as Vice President-Store Operations in the Southeast Region since December 1990. Mr. Tewell has also served in the positions of Director of Operations, Strategic Planning Coordinator and special consultant for the Company's international operations in Europe.

  Mr. Wallace was named Vice President-Operations for the Company's Midwest Region in December 1992. He had served as Director of Operations since December 1991. Mr. Wallace has also served as Corporate Operations Coordinator for the Company's Point-of-Sale (POS) project, Division Manager, Supervisor and Store Manager. He also spent two years as a special consultant for the Company's international operations.

  Mr. Wozniak was named Vice President-Corporate Counsel in December 1992. He is an attorney and has served as counsel to the Company since the Company's 1985 acquisition of the Lawson Company. In 1989, he was promoted to Corporate Counsel.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

  During the 1995 fiscal year, the Board of Directors of the Company held eight meetings. None of the directors attended fewer than 75% of the total number of meetings of the Board of Directors and committees of which they were members.

  The Board of Directors has established certain committees, including an Audit Committee and a Compensation and Stock Option Committee. The Company did not have a Nomination Committee during the 1995 fiscal year, but on April 20, 1995, a Nomination Committee was appointed by the Board of Directors. The Audit Committee currently consists of Messrs. Barrett, Everets and Leed, and is responsible for recommending the appointment of independent accountants and for reviewing the reports and expenses of the audits conducted by the Company's independent accountants. The Compensation and Stock Option Committee also currently consists of Messrs. Barrett, Everets and Leed, and is responsible for recommending the compensation to be paid to the Company's executive officers, and the persons to whom and the amount in which stock options should be granted by the Company. The Nomination Committee also currently consists of Messrs. Barrett, Everets and Leed, and is responsible for receiving and recommending to the Board of Directors the nominees for persons to serve as directors of the Company. During the 1995 fiscal year there were four meetings of the Compensation and Stock Option Committee and two meetings of the Audit Committee.

SHAREHOLDER NOMINATIONS OF DIRECTORS

  In addition to the right of the Board of Directors of the Company to make nominations of persons for election as directors, nominations may be made at a meeting of shareholders by any shareholder of the Company entitled to vote for the election of directors at the meeting who complies with certain notice procedures set forth in the Company's Certificate of Incorporation. Such nominations, other than those made by or at the direction ofthe Board of Directors, must be made pursuant to timely notice in writing to the Secretary of the Company.

  To be timely, a shareholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 14 days nor more than 60 days prior to the meeting of shareholders called for the election of directors; provided, however, that if fewer than 21 days notice of the date of the meeting is given to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to shareholders. A shareholder's notice must set forth as to each person whom the shareholder proposes to nominate for election or re-election as a director:
(i) the name, age, business address, and, if known, residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of stock of the Company that are beneficially owned by such person, and (iv) any other information reasonably requested by the Company. All such shareholder nominations may be made only at a meeting of shareholders called for the election of directors at which such shareholder is present in person or by proxy.

  Charles Nirenberg, a director and shareholder of the Company, has nominated five persons as Class B Directors. See "ITEM 1--ELECTION OF DIRECTORS-- Nominees For Election As Directors."

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE OFFICERS' COMPENSATION

  The following table provides certain information for the Company's past three fiscal years regarding the cash and other compensation paid to, earned by, or awarded to those persons who, during the last fiscal year, (i) served as the Company's Chief Executive Officer or in a similar capacity and (ii) were the four most highly compensated executive officers whose total annual salary and bonus exceeded $100,000:

                          SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION        LONG TERM COMPENSATION
                                      -------------------------------- ----------------------
                                                                               AWARDS
                                                                       ----------------------
                                                               TOTAL         SECURITIES
                                                               SALARY        UNDERLYING        ALL OTHER
NAME AND PRINCIPAL                    FISCAL                    AND         OPTIONS/SARS      COMPENSATION
     POSITION                          YEAR   SALARY   BONUS   BONUS           (#)(A)             (B)
------------------                    ------ -------- ------- -------- ---------------------- ------------
Robert B. Stein, Jr.,                  1995  $199,808 $35,000 $234,808         96,945           $ 11,588
Chief Executive Officer                1994   175,000  12,500  187,500          7,500             11,633
and President (c)                      1993   160,481       0  160,481            --               6,657

Mitchell J. Kupperman,                 1995   208,655  25,000  233,655         87,500             14,213
Executive Vice President--             1994   205,000   7,500  212,500          5,000             12,794
Human Resources                        1993   215,000       0  215,000            --               6,899

Gregory G. Landry,                     1995   179,041  35,000  214,041         70,543              9,118
Executive Vice President               1994   160,000  12,500  172,500          6,500              8,758
and Chief Financial Officer            1993   143,654       0  143,654            --               4,923

Gregg O. Guy,                          1995   131,860  20,000  151,860         50,000              1,263
Executive Vice President--             1994   120,000  10,000  130,000          3,500              1,046
Operations and Marketing               1993   119,545       0  119,545            --                 349

Charles Nirenberg,                     1995   500,000       0  500,000            --                 --
Chairman of the Company (d)            1994   500,000       0  500,000            --                 --
                                       1993   500,000       0  500,000            --                 567

Frank Colaccino,                       1995   187,311  70,000  257,311        150,000            149,901
President and Chief                    1994   300,000  25,000  325,000         10,000             27,828
Executive Officer (e)                  1993   286,442       0  286,442            --              13,942

--------
(a) The options to purchase shares of Common Stock granted to Messrs. Stein, Kupperman, Landry and Guy in the last fiscal year were granted to replace existing options, except for new options to purchase 24,445 shares, 10,000 shares, 14,688 shares and 31,500 shares that were granted to Messrs. Stein, Kupperman, Landry and Guy, respectively, that were granted for the first time. The options to purchase 150,000 shares granted to Mr. Colaccino were granted to replace options previously granted to him that expired after the termination of his employment described in footnote (e) below.

(b) Includes amounts contributed for the benefit of the Company's executive officers to the Company's qualified profit sharing plan and premiums paid by the Company for split-dollar and life insurance for the benefit of certain executive officers during the applicable fiscal years. Company contributions to the qualified profit sharing plan for each of the 1995, 1994 and 1993 fiscal years, respectively, included $1,984, $650 and $467 for Robert B. Stein, Jr.; $2,080, $661 and $531 for Mitchell J. Kupperman; $448, $88 and $358 for Gregory G. Landry; $1,263, $1,046 and $349 for
    Gregg O. Guy; $0, $0 and $567 for Charles Nirenberg; and $1,093, $2,263 and $567 for Frank Colaccino. Premiums paid on split-dollar and life insurance for each of the 1995, 1994 and 1993 fiscal years, respectively, included $9,604, $10,983 and $6,190 for Robert B. Stein, Jr.; $12,133,
    $12,133 and $6,368 for Mitchell J. Kupperman; $8,670, $8,670 and $4,565
    for Gregory G. Landry; and $0, $25,565 and $13,375 for Frank Colaccino.

(c) Mr. Stein was elected President of the Company in September 1994, Chief Executive Officer of the Company in June 1995 and Interim Chairman of the Board in August 1995. He previously served as Executive Vice President-- Operations and Marketing since April 1992.

(d) Mr. Nirenberg had an employment agreement with the Company pursuant to which Mr. Nirenberg was employed as Chairman of the Company for a five year term that began on February 1, 1992 and was to end on January 31, 1997, unless terminated earlier. Under the employment agreement, Mr. Nirenberg received an annual salary of $500,000, payable in installments according to the Company's normal compensation policy, plus customary fringe benefits. If Mr. Nirenberg died during the term of the employment agreement, his designated beneficiary was entitled to receive his salary for the remainder of the term. The Company had purchased insurance insuring the life of Mr. Nirenberg and had designated itself as beneficiary. In connection with the Nirenberg Litigation, effective August 10, 1995, the Board of Directors of the Company removed Mr. Nirenberg from his positions as Chairman of the Board and Chairman of the Company and terminated his employment agreement. See "LEGAL PROCEEDINGS." The Company is no longer paying Mr. Nirenberg's salary and has cancelled the life insurance policy insuring the life of Mr. Nirenberg.

(e) Mr. Colaccino served as President and Chief Executive Officer of the Company from March 12, 1992 until August 25, 1994. Prior to March 12, 1992, he had served as President of the Company since January 1, 1989. On August 25, 1994, Mr. Colaccino's employment as President and Chief Executive Officer was terminated. In order to settle certain disagreements with Mr. Colaccino concerning the termination of his employment, the Company entered into an agreement with Mr. Colaccino that provides for certain payments and other benefits to him. Under the agreement, the Company agreed to pay to Mr. Colaccino $365,000 per year for three years commencing August 25, 1994. The amount set forth above under "All Other Compensation" for Mr. Colaccino includes $148,808 of such payments made to him after his termination of employment through January 28, 1995. The Company also agreed to pay Mr. Colaccino $306,032 to cover certain expenses. The Company will also provide certain health insurance benefits and has granted certain stock options described in footnote (a) above.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

  The table below provides certain information regarding stock options granted during the Company's last fiscal year to the executive officers listed in the Summary Compensation Table above:

                                            INDIVIDUAL GRANTS
                         --------------------------------------------------------
                          NUMBER OF                                                POTENTIAL REALIZABLE
                          SECURITIES                                                 VALUE AT ASSUMED
                          UNDERLYING   % OF TOTAL                                 ANNUAL RATES OF STOCK
                         OPTIONS/SARS OPTIONS/SARS EXERCISE OR                      PRICE APPRECIATION
                           GRANTED     GRANTED TO  BASE PRICE      EXPIRATION        FOR OPTION TERM
                             (#)      EMPLOYEES IN  PER SHARE         DATE        ----------------------
          NAME               (A)      FISCAL YEAR      (B)            (A)             5%         10%
          ----           ------------ ------------ ----------- ------------------ ---------- -----------
Robert B. Stein, Jr. ...    12,500        1.9%       $ 2.75    December 17, 1996  $    3,838 $     7,913
                            12,500        1.9%         2.75    October 31, 1999        9,497      20,986
                            22,500        3.4%         2.75    January 27, 2002       26,278      61,716
                             7,500        1.1%         2.75    February 23, 2003      10,355      25,059
                             2,500        0.4%         2.75    May 6, 1997               926       1,929
                             7,500        1.1%         2.75    September 11, 2000      6,904      15,638
                            24,445        3.7%         2.88    November 1, 2004       44,198     112,007
                             7,500        1.1%         2.75    January 27, 2002        8,759      20,572
Mitchell J. Kupperman...    26,250        3.9%       $ 2.75    October 31, 1999   $   19,944 $    44,071
                            30,000        4.5%         2.75    January 27, 2002       35,037      82,288
                            10,000        1.5%         2.75    September 11, 2000      9,205      20,850
                             5,000        0.7%         2.75    February 23, 2003       6,903      16,706
                            10,000        1.5%         2.88    November 1, 2004       18,081      45,820
                             6,250        0.9%         2.75    May 6, 1997             2,315       4,822
Gregory G. Landry.......     8,438        1.3%       $ 2.88    November 1, 2004   $   15,257 $    38,663
                             7,500        1.1%         2.75    January 27, 2002        8,759      20,572
                             6,250        0.9%         2.75    May 6, 1997             2,315       4,822
                            22,500        3.4%         2.75    January 27, 2002       26,278      61,716
                             5,000        0.7%         2.75    September 11, 2000      4,603      10,425
                             6,500        1.0%         2.75    February 23, 2003       8,974      21,718
                             6,230        0.9%         2.88    November 1, 2004       11,264      28,546
                             8,125        1.2%         2.75    October 31, 1999        6,173      13,641
Gregg O. Guy............    31,500        4.7%       $ 2.88    November 1, 2004   $   56,954 $   144,333
                             2,500        0.4%         2.75    April 8, 1997             894       1,860
                            12,500        1.9%         2.75    October 31, 1999        9,497      20,986
                             3,500        0.5%         2.75    February 23, 2003       4,832      11,694
Charles Nirenberg.......       --         --            --     --                        --          --
Frank Colaccino.........    15,000        2.2%       $ 4.60    July 26, 1996      $    5,261 $    10,695
                            10,000        1.5%         5.25    July 26, 1996           4,003       8,138
                            60,000        9.0%         7.25    July 26, 1996          33,169      67,425
                            48,750        7.3%         6.20    July 26, 1996          23,047      46,849
                             6,250        0.9%         6.60    July 26, 1996           3,145       6,394
                            10,000        1.5%         5.50    July 26, 1996           4,194       8,525

--------
(a) All options granted in the last fiscal year to Messrs. Stein, Kupperman, Landry and Guy were granted to replace options previously granted (the "Repriced Options") except for the options whose exercise price is $2.88, which options were granted for the first time. The Repriced Options continued the vesting schedules contained in the options that were replaced. The options granted to Mr. Colaccino were granted in connection with the termination of his employment and replaced previous options that expired after his employment terminated. Except for the Repriced Options and Mr. Colaccino's options, each option becomes fully exercisable over four years, with 25% of the shares subject to the option becoming exercisable on each anniversary of the option grant date. Except for the Repriced Options and Mr. Colaccino's options, all options expire ten years from the date of grant, unless sooner terminated by, for example, the failure to exercise an option, to the extent it is then exercisable, before three months after termination of employment, except for termination in the case of death, in which case, the option is exercisable within one year from the date of death by the optionee's executor, administrator or personal representative, to the extent it is then exercisable.

(b) All options were granted at an exercise price per share equal to the fair market value of the Common Stock on the date of grant, as quoted on the NASDAQ Stock Market, except for Mr. Colaccino's options, which were granted at the same exercise price per share as those that they replaced.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

  The table below sets forth information regarding stock options that were exercised, if any, during the past fiscal year, and unexercised stock options held as of January 28, 1995, by the executive officers listed in the Summary Compensation Table above:

                                                            NUMBER OF         VALUE OF
                                                        SHARES UNDERLYING   UNEXERCISED
                                                           UNEXERCISED      IN-THE-MONEY
                                                         OPTIONS/SARS AT  OPTIONS/SARS AT
                                                           FY-END (#)        FY-END (1)
                                                        ----------------- ----------------
                         SHARES ACQUIRED
                         ON EXERCISE OF                  EXERCISABLE(E)/  EXERCISABLE(E)/
          NAME             OPTIONS (#)   VALUE REALIZED UNEXERCISABLE(U)  UNEXERCISABLE(U)
          ----           --------------- -------------- ----------------- ----------------
Robert B. Stein, Jr. ...       --             --            60,125 (E)       $52,250 (E)
                                                            37,570 (U)        30,006 (U)
Mitchell J. Kupperman...       --             --            70,000 (E)        58,300 (E)
                                                            21,250 (U)        17,450 (U)
Gregory G. Landry.......       --             --            43,500 (E)        38,280 (E)
                                                            27,043 (U)        21,964 (U)
Gregg O. Guy............       --             --            15,875 (E)        13,970 (E)
                                                            34,125 (U)        26,092 (U)
Charles Nirenberg.......       --             --                 --                --
                                                                 --                --
Frank Colaccino.........       --             --           150,000 (E)           -0- (E)
                                                               -0- (U)           -0- (U)

--------
(1) Values are calculated for options "in the money" by subtracting the exercise price per share from the closing price per share of the applicable class of the Common Stock on January 28, 1995, which amounts were $3.63 and $3.63 per share, respectively. Certain of the executive officers have options to purchase shares of Common Stock at exercise prices greater than the fair market value of the applicable class of Common Stock as of January 28, 1995. Such options are not "in the money" and their value is, therefore, not disclosed above.

                        TEN-YEAR OPTION/SAR REPRICINGS

  The table below sets forth information regarding the repricing of stock options or SARs during the past ten fiscal years, by the executive officers listed in the Summary Compensation Table above:

                                   NUMBER OF     MARKET                              LENGTH OF
                                  SECURITIES    PRICE OF     EXERCISE                ORIGINAL
                                  UNDERLYING    STOCK AT     PRICE AT               OPTION TERM
                                   OPTIONS/     TIME OF      TIME OF                 REMAINING
                                     SARS     REPRICING OR REPRICING OR    NEW      AT DATE OF
                                  REPRICED OR  AMENDMENT    AMENDMENT   EXERCISE   REPRICING OR
       NAME                DATE   AMENDED (#)     ($)          ($)      PRICE ($)    AMENDMENT
       ----              -------- ----------- ------------ ------------ --------- ---------------
Robert B. Stein, Jr.,    10/20/94   12,500       $2.75        $8.20       $2.75    2 yrs, 58 days
Chief Executive          10/20/94   12,500        2.75         6.20        2.75    5 yrs, 11 days
Officer and President    10/20/94   22,500        2.75         7.25        2.75    7 yrs, 99 days
                         10/20/94    7,500        2.75         5.25        2.75   8 yrs, 126 days
                         10/20/94    2,500        2.75         6.60        2.75   2 yrs, 198 days
                         10/20/94    7,500        2.75         4.60        2.75   5 yrs, 326 days
                         10/20/94    7,500        2.75         7.25        2.75    7 yrs, 99 days
Mitchell J. Kupperman,   10/20/94   26,250        2.75         6.20        2.75    5 yrs, 11 days
Executive Vice           10/20/94   30,000        2.75         7.25        2.75    7 yrs, 99 days
President--Human         10/20/94   10,000        2.75         4.60        2.75   5 yrs, 326 days
Resources                10/20/94    5,000        2.75         5.25        2.75   8 yrs, 126 days
                         10/20/94    6,250        2.75         6.60        2.75   2 yrs, 198 days
Gregory G. Landry,       10/20/94    7,500        2.75         7.25        2.75    7 yrs, 99 days
Executive Vice           10/20/94    6,250        2.75         6.60        2.75   2 yrs, 198 days
President and Chief      10/20/94   22,500        2.75         7.25        2.75    7 yrs, 99 days
Financial Officer        10/20/94    5,000        2.75         4.60        2.75   5 yrs, 326 days
                         10/20/94    6,500        2.75         5.25        2.75   8 yrs, 126 days
                         10/20/94    8,125        2.75         6.20        2.75    5 yrs, 11 days
Gregg O. Guy,            10/20/94    2,500        2.75         6.60        2.75   2 yrs, 170 days
Executive Vice           10/20/94   12,500        2.75         6.60        2.75    5 yrs, 11 days
President--Operations    10/20/94    3,500        2.75         5.25        2.75   8 yrs, 126 days
and Marketing
Edward M. Doyle          10/20/94    3,750        2.75         4.60        2.75   5 yrs, 326 days
Vice President--Market-
 ing                     10/20/94    4,000        2.75         5.25        2.75   8 yrs, 126 days
Gary A. Payne            10/20/94    4,375        2.75         6.20        2.75    5 yrs, 11 days
Vice President--         10/20/94      750        2.75         5.25        2.75   8 yrs, 126 days
Business Development
Scott A. Stein           10/20/94    1,000        2.75         5.25        2.75   8 yrs, 126 days
Vice President--         10/20/94    1,000        2.75         5.25        2.75   9 yrs, 126 days
Management
 Information Systems
Dennis J. Tewell         10/20/94    2,000        2.75         5.25        2.75   8 yrs, 126 days
Vice President--Opera-
 tions                   10/20/94    5,000        2.75         6.00        2.75    8 yrs, 52 days
(Northeast Region)
Daniel W. Wallace        10/20/94    1,250        2.75         6.60        2.75   2 yrs, 198 days
Vice President--Opera-
 tions                   10/20/94    3,000        2.75         5.25        2.75   8 yrs, 126 days
(Midwest Region)
Gregory Wozniak          10/20/94    4,000        2.75         5.25        2.75   8 yrs, 126 days
Vice President--         10/20/94    3,750        2.75         4.60        2.75   5 yrs, 326 days
Corporate Counsel        10/20/94    6,250        2.75         6.20        2.75    5 yrs, 11 days

DIRECTORS' COMPENSATION

  Messrs. Everets, Leed and Barrett received directors' fees of $17,000, $21,000 and $21,000, respectively, for the fiscal year ended January 28, 1995. The annual fee for outside directors for the 1996 fiscal year is $12,000 plus $1,000 for each regular or special meeting of the Board attended. The remaining directors, who are employees of the Company, receive no directors' fees.

RECENT AGREEMENTS WITH EXECUTIVE OFFICERS

  In September 1994, the Company entered into severance agreements (the "Severance Agreements") with Messrs. Stein, Kupperman and Landry. In June 1995, the Company entered into employment agreements (the "Employment Agreements") with Messrs. Stein, Landry and Guy. The Employment Agreements with Messrs. Stein and Landry supersede their Severance Agreements, resulting in the Severance Agreement continuing in effect with respect to Mr. Kupperman (the "Kupperman Severance Agreement") and the Employment Agreements being in effect with respect to Messrs. Stein and Landry, as well as with respect to Mr. Guy.

  The Kupperman Severance Agreement is for a term of two (2) years. The Employment Agreements are initially for two (2) year terms, but such terms are automatically extended each year for an additional year unless the Company or the employee gives notice that it or he does not desire to have the term extended before February 28th of each year.

  Under the Employment Agreements, Messrs. Stein, Landry and Guy receive annual salaries that may be increased, but may not be decreased. The Employment Agreements of Mr. Stein and Mr. Landry provide for special bonuses that were earned and paid in September 1995. The special bonuses were payable if the Company's Income Before Income Taxes and Cumulative Effect of Accounting Changes is greater than $2,610,000 for the six month fiscal period ending July 29, 1995. In addition, all of the Employment Agreements provide that the Board of Directors, or a committee thereof, may award each employee annual bonuses if performance criteria to be determine by the Board are met.

  Under the Kupperman Severance Agreement and the Employment Agreements, if the employee's employment is terminated for any reason, other than by the Company for cause or by the employee without good reason, or as a result of death or disability, then the employee will receive his salary and bonus through the date of termination. If the employee dies or is disabled, he will also receive any additional benefits that are provided under the Company's death and disability programs in effect at the time of death or disability. In addition, under the Employment Agreements, if an employee is disabled and there is no disability program in effect or if an employee dies, then the employee's beneficiary will receive 100% of the employee's annual salary and an amount equal to the highest of the aggregate bonus payments earned by the employee for any of the last three twelve month periods prior to the date of termination.

  Both the Kupperman Severance Agreement and the Employment Agreements provide that if the employee's termination is by the Company without cause or by the employee for good reason, and not as a result of the employee's death or disability, then the employee will receive his full salary and bonus through the date of termination. The amount of the employee's bonus will be the highest of the aggregate bonus payments earned by the employee for any of the last three twelve month periods prior to the date of termination. The Agreements also provide that after such termination each of Messrs. Stein, Landry and Kupperman will also receive a severance payment equal to two (2) times the sum of his full base salary and annual bonus, and Mr. Guy will receive a severance payment equal to one and one-half (1 1/2) times the sum of his full base salary and annual bonus. With respect to Messrs. Stein, Landry and Kupperman, if any payment in connection with the termination of the employee's employment under the Kupperman Severance Agreement or Employment Agreements would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), then the Company will pay the employee an additional payment equal to the amount of any excise tax assessed under
Section 4999 of the Code and the amount of all income taxes and excise taxes assessed against the employee as a result of the employee's receipt of the additional payment. Under Mr. Guy's Employment Agreement, any payment due pursuant to his Employment Agreement that is subject to excise tax will be reduced to an amount that will not be subject to the excise tax, but the Company will reimburse Mr. Guy for any excise tax resulting from any payment due pursuant to any other agreements between the Company and Mr. Guy or pursuant to any Company plans.

  The Company also is a party to a severance agreement with Mr. Colaccino, which agreement is described in footnote (e) of the Summary Compensation Table.

   COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation and Stock Option Committee of the Company's Board of Directors (the "Compensation Committee") is responsible for recommending to the Executive Committee the compensation to be paid to the Company's principal executive officers, including the Chief Executive Officer and President. The Compensation Committee also has the authority to grant to all employees options to purchase the Common Stock under the Company's various stock option plans.

  Theodore W. Leed and Frank W. Barrett were members of the Compensation Committee for the entire 1995 fiscal year, and John W. Everets was a member of the Compensation Committee commencing in July, 1994. None of the members of the Compensation Committee is an employee of the Company or has a material interest in or relationship with the Company, other than as directors and shareholders. Prior to July 1994, the Executive Committee was comprised of Messrs. Barrett, Leed and Colaccino. In August 1994, Mr. Colaccino resigned from the Executive Committee, and in July 1994 and September 1994 Messrs. Everets and Nirenberg were elected to the Executive Committee. Set forth below is a report submitted by the Compensation Committee regarding the compensation policies for the fiscal year ended January 28, 1995, as they related to the Company's principal executive officers, including the President.

COMPENSATION POLICIES

  The Compensation Committee reviews proposed annual salaries and bonuses for principal executive officers, as submitted by the Company's management. In determining whether to recommend management's proposed salaries and bonuses or whether to recommend different salaries and bonuses, the Compensation Committee considers a number of factors, some of which are subjective and qualitative, and some of which are objective and quantitative, including, but not limited to, the following: (i) the Company's financial performance for the prior fiscal year, including whether the Company had a net profit or loss, the amount thereof, the reasons for such performance, and whether such performance was primarily as a result of the executive officers' performance, or whether the performance might have related to unforeseen events or events not in the executive officers' control; and (ii) the extent to which an executive officer achieved certain objectives in his or her area of primary responsibility that might have been set in the prior fiscal year, or otherwise made a significant contribution to the Company that positively impacted, or is likely to impact, growth and earnings of the Company.

  In considering the grant of stock options to employees, including the Company's principal executive officers, the Compensation Committee consults with the Company's President, reviews the performance of principal executive officers, and reviews the long-term objectives of management and the Board.

FISCAL YEAR 1995 EXECUTIVE COMPENSATION

  Based upon the compensation review factors described above, the Compensation Committee approved in April 1994 management's salary and bonus recommendations for the fiscal year ended January 28, 1995. The Compensation Committee noted in particular that in the fiscal year ended January 29, 1994 management had achieved or initiated procedures to achieve a number of long-term objectives. In fiscal 1994, management consolidated the Company's administrative operations in Enfield, Connecticut, and substantially completed the recapitalization of its balance sheet with the issuance in fiscal 1995 of $75,000,000 senior subordinated notes and the concurrent completion of a new senior bank credit facility. In addition, management initiated programs to enhance the Company's level of gasoline sales, upgrade and remodel existing stores and sell or close underperforming stores.

  The Compensation Committee also considered that the Company had achieved net income of $866,000 or $.16 per share for the 1994 fiscal year. The Compensation Committee noted that in pursuing many of the Company's long-term goals during the 1994 fiscal year, the Company incurred significant short-term costs, but that the Compensation Committee and management believed that these costs would be offset by mid-term and long-term gains.

  Messrs. Stein and Landry's salaries were increased in October 1994 in recognition of Messrs. Stein and Landry's increased responsibilities.

  During the 1995 fiscal year, the Compensation Committee also granted stock options under the Company's various stock option plans and repriced most outstanding stock options to serve as a further incentive to the principal executive officers, as well as to numerous other employees. All of such options, including the repriced options, were granted at an exercise price equal to the fair market value per share on the date on which the options were granted.

  The Compensation Committee did not review the compensation of Charles Nirenberg, the former Chairman of the Company, whose annual salary and certain other benefits were provided for in an employment agreement entered into between Mr. Nirenberg and the Company in February 1992.

FISCAL YEAR 1995 PRESIDENT COMPENSATION

  In September 1994, Mr. Stein became the President of the Company and, effective October 31, 1994, his salary was increased from $190,000 to $250,000. The Compensation Committee recognized that as a result of the Board's promotion of Mr. Stein, Mr. Stein would have more responsibilities as President of the Company than he had had as an Executive Vice President of the Company and, accordingly, was entitled to a higher compensation level.

  Mr. Colaccino served as the Company's President until August 1994. In recommending Mr. Colaccino's salary and bonus for the 1995 fiscal year to the Executive Committee, the Compensation Committee reviewed the same factors that it utilized in recommending the compensation for the Company's other principal executive officers as described above.

The Compensation and Stock Option Committee,

Frank W. Barrett
Theodore W. Leed
John W. Everets

                               PERFORMANCE GRAPH

  The following graph compares the yearly percentage change in cumulative shareholder return on the Class A Common Stock over the past five years with
(i) the cumulative total return on the NASDAQ Stock Market Index (U.S. Companies) and (ii) a peer group index consisting of NASDAQ Stocks Standard Industry codes 5400-5499 (food stores) ("Peer Group"). The figures presented below assume the reinvestment of all dividends into shares of Class A Common Stock on the dividend payment date and that $100 was invested in Class A Common Stock and in the NASDAQ Stock Market Index (U.S. Companies) and Peer Group Index on February 1, 1990, and held through January 28, 1995 (the end of the Company's most recent fiscal year).


                       [PERFORMANCE GRAPH APPEARS HERE]

                                                     02/02/90      02/01/91      01/31/92      01/29/93      01/28/94      01/27/95
                                                     --------      --------      --------      --------      --------      --------
Dairy Mart Convenience Stores, Inc.                    $100.0        $ 89.4        $114.5        $ 97.1       $105.8         $ 60.7
CRSP Index for NASDAQ Stock Market (U.S. Companies)     100.0         102.5         155.6         175.9        201.3          194.0
CRSP Index for NASDAQ Stocks (SIC 5400-5499)            100.0         126.9         187.0         125.6        138.7          115.6

                  CERTAIN INFORMATION REGARDING DM ASSOCIATES

  DM Associates Limited Partnership ("DM Associates") is the owner of record of 1,858,743 shares of Class B Common Stock of the Company, representing approximately 66.8% of the issued and outstanding shares of Class B Common Stock, and 60.7% of the total voting power of both classes of the Common Stock. The general partners of DM Associates are New DM Management Associates I ("DM Management I") and New DM Management Associates II ("DM Management II"), both of which are general partnerships. DM Management I and DM Management II are the beneficial owners of 1,531,399 and 327,344 shares, respectively, of the 1,858,743 shares of Class B Common Stock owned of record by DM Associates. The general partners of DM Management I are Robert B. Stein, Jr., Charles Nirenberg, Mitchell J. Kupperman, and Gregory G. Landry. The general partners of DM Management II are the foregoing individuals and Mr. Colaccino.

  In March 1992, DM Associates financed part of the purchase of its 1,858,743 shares of Class B Common Stock by obtaining a $7,100,000 loan (the "Loan") from the Connecticut Development Authority ("CDA"). The Loan is secured by DM Associates' collateral pledge of 1,220,000 shares of Class B Common Stock owned by DM Associates (the "Pledged Shares"), representing 43.8% of the issued and outstanding shares of Class B Common Stock and 39.8% of the total voting power of both classes of Common Stock.

  The Company has been advised that on September 30, 1994, FCN Properties Corporation ("FCN"), a corporation owned and controlled by Charles Nirenberg, purchased all of the CDA's right, title and interest in and to the Loan. FCN paid the CDA $3,600,000 cash and gave the CDA a promissory note for $3,500,000 (the "FCN Note") for the Loan. The Company has been further advised that to secure the FCN Note to the CDA, FCN granted a lien to the CDA on, among other things, FCN's rights to the Pledged Shares (the "FCN Lien").

  The Loan provides that a default of the Loan will result upon certain events occurring. If a default occurs under the Loan, FCN has the right to sell or otherwise dispose of the Pledged Shares. If a default occurs under the FCN Note or the FCN Lien while there is a default under the Loan, CDA has the right to sell or otherwise dispose of the Pledged Shares. In the event that either FCN or CDA sells or otherwise disposes of the Pledged Shares, such a sale or disposal could result in a change in control of the Company. Unless a default occurs under the Loan, DM Associates has the right to vote the Pledged Shares, subject to having received the required consents of FCN with respect to certain matters.

  The limited partnership agreement of DM Associates provides that if the term of the limited partnership is extended beyond September 12, 1997, any limited partner whose percentage interest in DM Associates is greater than 30% may sell all or a portion of his or its interest, subject to DM Associates right of first refusal to purchase such interest. If DM Associates and such limited partner do not agree on the terms of acquiring such limited partner's interest, and there is not a third party purchaser, such limited partner has the right to: (i) demand the dissolution of DM Associates and the distribution of its assets to its partners; or (ii) cause such assets to be sold. The limited partnership agreement also requires DM Management I and DM Management II to consult with a limited partner of DM Associates before voting any shares at a meeting of the Company's shareholders or exercising any consensual rights of such shares. If DM Management I and/or DM Management II votes or exercises consensual rights of such shares in a manner in which such limited partner does not agree, the limited partner may dissolve DM Associates. As DM Associates' principal asset is its 1,858,743 shares of Class B Common Stock, if such a dissolution or sale occurs, a change in control of the Company could result.

  In September 1994, the former general partner of DM Associates, DM Management Associates (the "Former General Partner") was dissolved. By virtue of its ownership of the 1,858,743 shares of Class B

Common Stock, DM Associates effectively has the power to elect all of the Class B directors of the Company, who together represent a majority of the members of the Board of Directors. Prior to this action, the Former General Partner was itself a general partnership comprised of Messrs. Stein, Landry and Kupperman and Mr. Colaccino, the Company's former President and Chief Executive Officer and a member of the Board of Directors.

  In January 1995, the Company received an amendment to Schedule 13D of DM Associates relating to the beneficial ownership of the shares of Class B Common Stock owned by DM Associates. The amendment reported, among other things, that DM Associates had appointed DM Management I and DM Management II as new general partners and that the limited partnership agreement of DM Associates had been amended in certain respects. See Note 1 to the Table of "PRINCIPAL SHAREHOLDERS."

                               LEGAL PROCEEDINGS

  On August 8, 1995, Charles Nirenberg and Mitchell Kupperman, both directors of the Company, commenced an action against the Company and the Company's other directors entitled Nirenberg et al. v. Stein et al., Delaware Chancery Court, New Castle County, C.A. No. 14462 (the "Nirenberg Litigation"). At a meeting of the Board of Directors held on August 10, 1995, the Company's directors removed Mr. Nirenberg from his position as Chairman of the Board and Chairman of the Company, and placed Mr. Kupperman, an Executive Vice President of the Company, on a leave of absence pending a review of his actions as an officer of the Company.

  Messrs. Nirenberg and Kupperman, along with Robert B. Stein, Jr. and Gregory
G. Landry, are partners of DM Management I. DM Management I is a general partner of DM Associates (a limited partnership that holds a majority of the outstanding shares of the Class B Common Stock). See "CERTAIN INFORMATION REGARDING DM ASSOCIATES." Mr. Stein is the President, Chief Executive Officer and Interim Chairman of the Board of the Company and Mr. Landry is the Chief Financial Officer and an Executive Vice President of the Company, and each is a director of the Company.

  In the lawsuit, Messrs. Nirenberg and Kupperman sought, among other things, a ruling of the Court that Messrs. Nirenberg and Kupperman, allegedly acting on behalf of DM Management I and DM Associates, had replaced by written shareholder consent (the "First Written Consent") two of the Company's seven current directors, Mr. Stein and John W. Everets, Jr., with two persons chosen by them. In the alternative, Messrs. Nirenberg and Kupperman sought an order of the Court directing the Company to hold an annual meeting of shareholders promptly and establishing August 7, 1995 as the record date for the meeting. On August 14, 1995, the Court issued an interim order preserving the status quo with respect to certain matters pending a judicial determination of the issues raised by the lawsuit. On September 13, 1995, the Court ruled that the First Written Consent did not relate to a sufficient number of shares to remove directors, resulting in the Board of Directors of the Company continuing to be comprised of the persons who were directors prior to the execution of the First Written Consent. On September 16, 1995, the Court vacated the Status Quo Order and issued an Order that requires the Company to give Messrs. Nirenberg and Kupperman and the Court two business days notice prior to taking certain actions, if the Company desires to take such actions prior to the Annual Meeting. The actions that require such notice pursuant to the Court's order are amending the Company's Bylaws; issuing, or agreeing to issue, any voting securities or options thereon; funding a trust related to the employment agreements described in "Recent Agreements with Executive Officers;" altering the number of members of the Board of Directors; and acting under the authority of any Bylaw amendments adopted on August 10, 1995. There were no Bylaw amendments adopted by the Board on August 10, 1995. The Court did not issue any order changing the record date or the date of the Annual Meeting.

  On September 29, 1995, the Company received a new written shareholder consent (the "Second Written Consent") pursuant to which Messrs Nirenberg and Kupperman, again allegedly acting on behalf of DM Management I and DM Associates, had replaced by written shareholder consent three of the Company's seven current directors, Messrs. Stein, Everets and Landry, with three persons chosen by them. The Company believes that the Second Written Consent does not relate to a sufficient number of shares to remove directors and that the Board of Directors of the Company continues to be comprised of the persons who were directors prior to the execution of the Second Written Consent. At this time, the Company does not know what legal action Messrs. Nirenberg and Kupperman will take, if any, relating to the Second Written Consent or, if Messrs. Nirenberg and Kupperman do take legal action relating to the Second Written Consent, what the outcome of such legal action would be.

  At the Annual Meeting, Mr. Nirenberg and Mr. Kupperman will have the right, by virtue of holding a majority of the partnership interests of DM Management I, to vote 50% of the total voting power of the Common Stock and a majority of the voting power of the Class B Common Stock, pursuant to the partnership agreements of DM Associates and DM Management I. See "CERTAIN INFORMATION REGARDING DM ASSOCIATES."

          ITEM 2--ADOPTION OF THE DAIRY MART CONVENIENCE STORES, INC. 1995 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

  At the Annual Meeting, shareholders will vote on the adoption of the Dairy Mart Convenience Stores, Inc. 1995 Stock Option Plan for Outside Directors (the "1995 Outside Directors Plan"). The purpose of the 1995 Outside Directors Plan is enable the Company to attract and retain the services of non-employee directors of the Company and to encourage such directors to acquire shares. The Board of Directors approved the 1995 Outside Directors Plan on January 20, 1995, and if the Plan is adopted by the shareholders, it will become effective as of January 20, 1995.

  The stock options granted under the Plan will be non-qualified stock options for purposes of tax treatment under the Code. See "ITEM 3--ADOPTION OF THE DAIRY MART CONVENIENCE STORES, INC. 1995 STOCK OPTION AND INCENTIVE AWARD PLAN--Federal Income Tax Consequences," for a discussion of the federal income tax consequences of non-qualified stock options. A maximum of 50,000 shares of Class A Common Stock are available for grant under the 1995 Outside Directors Plan. Authorized and unissued shares or treasury shares or both, will be available for grant under the 1995 Outside Directors Plan. As of September 18, 1995, the market value of the Class A Common Stock, based on the closing prices of such Common Stock as quoted on the Nasdaq Stock Market, was $6.875 per share.

ADMINISTRATION OF THE PLAN

  The 1995 Outside Directors Plan will be administered by the Board of Directors. Subject to the provisions of the 1995 Outside Directors Plan, the Board of Directors may make interpretations and prescribe, amend and rescind rules and regulations and make all of the determinations for the administration of the 1995 Outside Directors Plan. However, as described below, stock option grants will be automatic and therefore, the Board of Directors will have no discretion to determine the directors who may receive stock options or any of the terms of the stock option grants.

ELIGIBILITY AND OPTIONS GRANTED

  Stock options will be granted under the 1995 Outside Directors Plan only to directors of the Company who are not employees. As of date of this Proxy Statement, there are three non-employee directors, Messrs. Barrett, Everets, and Leed.

  On January 20, 1995, the date on which the Board approved the 1995 Outside Directors Plan, each of Messrs. Barrett, Everets and Leed received an option to purchase 3,500 shares under the 1995 Outside Directors Plan (the "Initial Option"). The exercise price for each share of Class A Common Stock under the Initial Options is $4.00, the fair market value of a share of Class A Common Stock on the date preceding the date of grant. Each grant of an Initial Option is conditioned upon (i) subsequent shareholder approval of the 1995 Outside Directors Plan at the Annual Meeting, and (ii) the optionee not disposing of the shares underlying the Initial Option on or before May 1, 1996. If the 1995 Outside Directors Plan is not approved by the shareholders at the Annual Meeting, then the Initial Options shall be void.

OPTIONS

  Each non-employee director will also receive additional automatic grants of options to purchase 3,500 shares on February 1 of each year, beginning February 1, 1996. The exercise price of each option under the Plan will be equal to the fair market value of a share of Class A Common Stock on the date preceding the date of grant. Each option will have a term of ten years from the date of grant.

  A director may exercise an option granted under the 1995 Outside Directors Plan only while serving as a director of the Company or for up to nine months after his or her termination of service as a director.

  The 1995 Outside Directors Plan provides that the date on which an option may be exercised may be accelerated in the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving company, or (c) a transaction in which the beneficial ownership or control of the Company is or may be changed such that one or more persons or entities (other than persons or entities who beneficially owned more than ten percent (10%) of the outstanding shares of any class of common stock of the Company on the date the option in question was granted and other than persons who are directors on the date the option was granted) obtain beneficial ownership or control of more than fifty percent (50%) of the assets or outstanding voting securities or equity interests of the Company.

TERM AND AMENDMENT OF THE 1995 OUTSIDE DIRECTORS PLAN

  Unless sooner terminated, the 1995 Outside Directors Plan will remain in effect until all shares have been issued upon the exercise of stock options. After termination, no additional options may be granted, but options previously granted will not be affected by any plan termination.

  The Board of Directors may, from time to time, suspend, discontinue, revise or amend the 1995 Outside Directors Plan. However, without the prior approval of the shareholders, no such revision or amendment may increase the number of shares available for grant of stock options, modify the requirements as to eligibility for participation, materially increase the benefits accruing to participants, or affect the 1995 Outside Directors Plan such that shareholder approval would be required in order to ensure compliance with Rule 16b-3 of the Securities and Exchange Commission.

          ITEM 3--ADOPTION OF THE DAIRY MART CONVENIENCE STORES, INC. 1995 STOCK OPTION AND INCENTIVE AWARD PLAN

  At the Annual Meeting, shareholders will also vote on the adoption of the Dairy Mart Convenience Stores, Inc. 1995 Stock Option and Incentive Award Plan (the "1995 Employee Plan"). The purpose of the 1995 Employee Plan is to provide employees with an opportunity to acquire shares in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company, and to encourage such employees to remain in the employ or service of the Company. The Board of Directors approved the 1995 Employee Plan on June 8, 1995, and if the Plan is adopted by the shareholders, it will become effective as of June 8, 1995. The issuance by the Company of any Common Stock under the 1995 Employee Plan without FCN's consent may constitute a default under the loan agreement relating to the Loan held by FCN (the "FCN Loan Agreement"). Although the Company is not a party to the FCN Loan Agreement, if the FCN Note becomes due prior to its stated maturity, then such an event would constitute a default under the Company's loan agreement with its principal lender. In addition, until the Annual Meeting, under the order issued in connection with the Nirenberg Litigation, the Company must give Messrs. Nirenberg and Kupperman and the Court two business days notice prior to issuing, or agreeing to issue, any voting securities or options thereon. See "CERTAIN INFORMATION REGARDING DM ASSOCIATES" and "LEGAL PROCEEDINGS."

  The 1995 Employee Plan provides for the grant of: (i) stock options that are intended to qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Code, as well as non-qualified stock options ("Non-Qualified Stock Options") that are not intended to qualify as Incentive Stock Options under the Code (collectively "Options"); (ii) stock appreciation rights ("SARs"); and (iii) incentive stock awards ("Incentive Stock Awards") (Options, SARs and Incentive Stock Awards are collectively referred to as "Awards"). A maximum of 650,000 shares of Class A or Class B Common Stock are available for grant under the 1995 Employee Plan. Authorized and unissued shares or treasury shares or both, will be available for grant under the 1995 Employee Plan. As of September 18, 1995, the market value of the Class A and Class B Common Stock, based on the closing prices of such Common Stock as quoted on the Nasdaq Stock Market, was $6.875 and $6.50 per share, respectively.

ADMINISTRATION OF THE PLAN

  The 1995 Employee Plan will be administered by the Board of Directors or by a committee whose members will be appointed from time to time by the Board of Directors, which will have the same authority as the Board of Directors. Subject to the provisions of the 1995 Employee Plan, the Board of Directors has sole and complete authority (a) to determine, in its discretion, the individuals to whom and the times at which, Awards will be granted (such individuals being referred to as "Grantees"), the number of shares subject to each Award and the provisions of the agreements evidencing such Awards, (b) to interpret the terms and provisions of the 1995 Employee Plan, and (c) to make all other determinations necessary or advisable for administration of the 1995 Employee Plan.

ELIGIBILITY

  Awards will be granted under the 1995 Employee Plan to any employee of the Company, including officers or directors of the Company, selected by the Board. All of the approximately 4,280 employees of the Company are presently eligible to participate in the 1995 Employee Plan. Notwithstanding the foregoing, no member of any committee administering the 1995 Employee Plan may be granted Awards. As of date of this Proxy Statement, no Awards have been granted and no person has been designated to receive any Award.

OPTIONS

  Except as described below, the exercise price of Incentive Stock Options granted under the 1995 Employee Plan must be at least equal to or greater than the fair market value of the applicable class of Common Stock on the date the Option is granted. Non-Qualified Stock Options may be granted at an exercise price of not less than 85% of the fair market value of the applicable class of Common Stock on the date of grant. A Grantee may pay the exercise price of an Option by delivering to the Company cash, shares, or a combination of cash and shares.

  Options granted under the 1995 Employee Plan will have a term not to exceed ten years from the date of grant, except as described below, and will become exercisable as provided in the applicable Option agreement. No Option will be transferable by a Grantee other than by will or the laws of descent and distribution, and, during the Grantee's lifetime, an Option will be exercisable only by the Grantee or, if the Grantee is legally incapacitated, by the Grantee's duly appointed guardian or legal representative.

  An Option may be exercised only while the Grantee is employed by the Company; provided, however (a) if a Grantee's employment terminates for any reason, except by reason of death or disability, the Grantee will have three months after such termination within which to exercise the Option to the extent it was exercisable at the date of such termination, or (b) if termination is due to death or disability, the Option may be exercised within one year from the date of death or disability to the extent the Grantee was entitled to exercise at the date of such termination. If a Grantee dies within three months after termination of employment (other than termination by disability), such Grantee's legal representative will have one year from the date of the Grantee's death to exercise the Option to the extent the Grantee was entitled to exercise at the date of termination. If a Grantee's employment terminates as a result of disability and the Grantee dies within one year after such termination, the Grantee's legal representative may exercise the Grantee's Option, to the extent the Grantee was entitled at the date of such termination, within one year from the date of death. Notwithstanding any of the foregoing, in no event will an Option be exercisable, in whole or in part, after the termination date provided in the applicable Option agreement.

  The 1995 Employee Plan provides that the date on which a Grantee may exercise an Option may be accelerated in the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving company, (c) a sale of all or substantially all of the assets of the Company to another entity, or (d) upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person or entity (or persons or entities acting as a group or otherwise in concert) owning 80 percent or more of the combined voting power of all classes of stock of the Company.

  The maximum fair market value of the shares subject to Incentive Stock Options under the 1995 Employee Plan that are exercisable for the first time by any employee in any calendar year may not exceed $100,000. No Incentive Stock Option may be granted under the 1995 Employee Plan to any employee owning, or deemed to own by reason of certain attribution rules, more than ten percent (10%) of the combined voting power of all outstanding classes of stock of the Company or any subsidiary, unless (i) the per share Option price is at least one hundred ten percent (110%) of the fair market value of the shares subject to the Option at the date of grant, and (ii) such Option, by its terms, is not exercisable after five years from the date the Option is granted.

STOCK APPRECIATION RIGHTS

  SARs may be granted in conjunction with all or any part of the grant of any Option or alone and unrelated to an Option. SARs entitle the Grantee of an SAR to surrender to the Company, in whole or in part, either in tandem with an Option or alone and unrelated to an Option such SAR, and to receive in exchange therefor the amount by which the fair market value of the shares underlying the surrendered SAR is exercised exceeds the exercise price of the SAR. Upon exercise of an SAR, the Board of Directors has the discretion to pay the Grantee in cash, shares, or any combination of cash and shares.

  An SAR is not transferable or assignable by the Grantee other than by will or the laws of descent and distribution and may not be transferred other than together with the Option to which it relates. A Grantee may exercise an SAR only during his or her lifetime or, if the Grantee has a disability, by the Grantee's representative. An SAR's exercise may be accelerated upon the occurrence of certain events as described above in the section entitled "Options".

INCENTIVE STOCK AWARDS

  Each Incentive Stock Award must state the number and class of shares that may become payable if certain specified performance or other criteria are achieved. Incentive Stock Award payments may be made in shares, cash, or a combination of shares and cash. Incentive Stock Awards may not be paid for any period after the termination of the Grantee's employment; however, if a Grantee's employment is terminated by disability or death, then the Board of Directors may determine the extent to which any shares covered by an Incentive Stock Award, which are not yet payable, may become payable.

TERM AND AMENDMENT OF THE 1995 EMPLOYEE PLAN

  Unless sooner terminated, the 1995 Employee Plan will terminate June 8, 2005. After termination, no additional Awards may be granted, but Awards previously granted will not be affected by any plan termination.

  The Board of Directors may, from time to time, revise, amend, suspend or terminate the 1995 Employee Plan. However, any amendment by the Board shall require the approval by the holders of a majority of the voting power of the Class A and Class B Common Stock, present in person or by proxy and entitled to vote at a duly held meeting of the shareholders of the Company at which a quorum is present and voting on the amendment, or by written consent in accordance with applicable state law and the Certificate of Incorporation and ByLaws of the Company, to the extent that such shareholder approval is required by Rule 16b-3 of the Securities and Exchange Commission, or is required by the Code in order to preserve the status of Options as Incentive Stock Options.

FEDERAL INCOME TAX CONSEQUENCES

  The following discussion of Federal income tax consequences relates to the 1995 Employee Plan. The discussion of the tax effects of non-qualified stock options also applies to the 1995 Outside Directors Plan described above, as only non-qualified stock options may be granted under the 1995 Outside Directors Plan.

  The grant of a non-qualified stock option is not a taxable event to the grantee. The difference between the exercise price and the fair market value of the shares on the date of exercise of a non-qualified stock option is taxable as ordinary income to the grantee at the time of exercise. Such amount is subject to withholding of federal income tax. If, however, the grantee is subject to Section 16(b) of the Securities Exchange Act of 1934, such amount will normally be measured and taxed to the grantee at a date six months following the date of exercise unless the grantee elects to be taxed at the time of exercise. Gain or loss on the subsequent sale of shares acquired upon exercise of a non-qualified stock option will be eligible for capital gain or loss treatment (long-term or short-term, as the case may be). For this purpose, such stock has a basis equal to the option exercise price plus the amount, if any, included in income by the grantee. In general, the Company will be entitled to an income tax deduction in the same amount and at the same date as the grantee recognizes ordinary income. If a grantee pays all or part of the exercise price by surrendering previously acquired shares, the foregoing tax consequences may be modified.

  The grant of an incentive stock option results in no taxable income to the grantee. Upon the exercise of an incentive stock option, the Company will not be entitled to any deduction and no ordinary income will be recognized by the grantee. However, the grantee's alternative minimum taxable income may have to be adjusted for purposes of computing the grantee's alternative minimum tax liability. If the shares acquired by the grantee upon exercise of an incentive stock option are held for a period of more than (a) two years from the date of the granting of the option, and (b) one year after the date of actual acquisition of the shares, any gain on the subsequent sale of the shares will be taxed to the grantee as a long-term capital gain.

  If shares acquired upon exercise of any incentive stock option are disposed of before the expiration of either the two-year or one-year period set forth above, the grantee will recognize ordinary compensation income at the time of such disposition equal to the difference, if any, between the fair market value of the shares at the time the option was exercised (or at a date six months later in the case of a grantee subject to Section 16(b) of the Securities Exchange Act of 1934 unless the grantee otherwise elects) and the exercise price, and such amount will be allowed as a deduction to the Company. Any excess of the amount realized upon such disposition over the basis of the shares (which is generally the exercise price and any additional compensation income recognized) will be treated as capital gain (long-term or short-term, as the case may be), and will not be allowed as a deduction to the Company.

  The grant of an SAR or incentive stock award is not a taxable event to the grantee. If cash is distributed upon the exercise of the SAR or pursuant to an incentive stock award, the grantee will be currently taxed upon receipt. If the grantee is given shares upon the exercise of an SAR or pursuant to an incentive stock award, the grantee will be currently taxed on the fair market value of the shares unless such shares are subject to forfeiture or certain restrictions. In general, shares subject to certain restrictions or forfeiture will not be included in the grantee's taxable income until those restrictions lapse or the shares become substantially vested (unless the grantee otherwise elects). The Company will be allowed a corresponding deduction in the taxable year in which the grantee recognizes income.

  Grantees are advised to consult with their personal tax advisors regarding the federal, state and local, and foreign tax consequences of the receipt of incentive stock awards, the exercise of options and SARs, and the sale of shares.

                  ITEM 4--RATIFICATION OF THE APPOINTMENT OF
                            INDEPENDENT ACCOUNTANTS

  The Audit Committee of the Board of Directors has selected Arthur Andersen LLP as the Company's independent accountants for the fiscal year ending February 3, 1996. At the Annual Meeting, shareholders will be requested to ratify such appointment. A representative of Arthur Andersen LLP is expected to attend the Annual Meeting with the opportunity to make a statement if he or she so desires and to respond to questions.

                        REQUIRED VOTES OF SHAREHOLDERS

  Under Delaware law and pursuant to the Company's Bylaws, the presence in person or by proxy of the holders of a majority of the voting power of both classes of Common Stock entitled to vote at the Annual

Meeting is necessary for a quorum to transact business for matters as to which both classes of Common Stock vote together, including the adoption of the Dairy Mart Convenience Stores, Inc. 1995 Stock Option Plan for Outside Directors, the adoption of the Dairy Mart Convenience Stores, Inc. 1995 Stock Option and Incentive Award Plan and the ratification of the appointment of Arthur Andersen LLP as independent accountants. With respect to matters as to which each class of Common Stock is entitled to vote separately, including the election of directors by the respective classes, the presence in person or by proxy of the holders of one-third of the shares of Common Stock of the applicable class is necessary for a quorum to transact such business. In order for the nominees to be elected as directors by the shareholders of their respective classes of Common Stock, the affirmative vote of the holders of a majority of the Common Stock of the applicable class present in person or by proxy is necessary. In order for the adoption of the 1995 Stock Option Plan for Outside Directors, the adoption of the 1995 Stock Option and Incentive Award Plan, and the appointment of Arthur Andersen LLP to be ratified, the affirmative vote of the holders of a majority of the combined voting power of both classes of Common Stock present in person or by proxy is necessary. Abstentions, broker non-votes and other non-votes will not be counted as votes against the election of the nominees as directors, the adoption of the 1995 Stock Option Plan for Outside Directors, the adoption of the 1995 Stock Option and Incentive Award Plan or against the ratification of the appointment of Arthur Andersen LLP, but they will have the effect of a negative vote in determining whether the requisite vote of the holders of a majority of the shares of Common Stock of each class present at the meeting has been obtained for the election of the nominees as directors, and whether the requisite vote of the holders of a majority of the combined voting power of both classes of Common Stock present in person or by proxy has been obtained with respect to the adoption of the 1995 Stock Option Plan for Outside Directors, the adoption of the 1995 Stock Option and Incentive Award Plan and the ratification of the appointment of Arthur Andersen LLP. The Company intends to appoint an independent person to act as an inspector of elections at the Annual Meeting who will be responsible for counting the votes.

                             SHAREHOLDER PROPOSALS

  If a shareholder desires to present a proposal for inclusion in next year's Proxy Statement relating to the 1996 Annual Meeting of the Shareholders of the Company, such shareholder must submit such proposal in writing to: Dairy Mart Convenience Stores, Inc., One Vision Drive, Enfield, Connecticut, 06082,
Attention: Gregory G. Landry, Executive Vice President and Chief Financial Officer, not later than June 10, 1996.

                                    GENERAL

  The Company's Annual Report to Shareholders that contains financial statements for the fiscal year ended January 28, 1995, as well as other information concerning the operations of the Company, was previously sent to shareholders.

  THE COMPANY FILES WITH THE SECURITIES AND EXCHANGE COMMISSION AN ANNUAL REPORT ON FORM 10-K. A COPY OF THE REPORT FOR FISCAL 1995 WILL BE FURNISHED (WITHOUT EXHIBITS) WITHOUT CHARGE TO ANY SHAREHOLDER SENDING A WRITTEN REQUEST THEREFOR TO GREGORY G. LANDRY, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, DAIRY MART CONVENIENCE STORES, INC., ONE VISION DRIVE, ENFIELD, CONNECTICUT, 06082. The Company has no knowledge of any matters other than those set forth in this Proxy Statement or referred to in the accompanying Notice of Annual Meeting of Shareholders, which will be presented at the Annual Meeting. However, if any other matters should properly come before the meeting, it is intended that proxies shall be voted thereon in accordance with the best judgment of the person or persons voting such proxies.

                                  APPENDIX 1
                                  ----------

                                 CLASS A PROXY

                      DAIRY MART CONVENIENCE STORES, INC.

                        ANNUAL MEETING OF SHAREHOLDERS

                               OCTOBER 31, 1995

       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Robert B. Stein, Jr., Frank W. Barrett and Theodore W. Leed and each or any of them, with full power of substitution, the proxies of the undersigned to vote all of the shares of Common Stock of Dairy Mart Convenience Stores, Inc. ("Dairy Mart") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Dairy Mart to be held at the Sheraton Hartford Hotel located at 315 Trumbull Street, Hartford, Connecticut on the 31st day of October, 1995 at 10:00 a.m., and at any adjournment or postponement thereof, with all the powers the undersigned would possess if personally present upon:

                        (TO BE SIGNED ON REVERSE SIDE)
                                                                     SEE REVERSE
                                                                        SIDE

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.


                        FOR     WITHHELD
                                               NOMINEES:

1. Election of          [_]       [_]          Frank W. Barrett and
   Directors:                                  John W. Everets, Jr.

   For, except
   vote withheld from the following nominees:
   (To withhold authority for any individual nominee write that nominee's name in the space provided below)

-------------------------------

                                                         FOR   AGAINST   ABSTAIN

2. Adoption of the Dairy Mart Convenience Stores,
   Inc. 1995 Stock Option Plan for Outside Directors.    [_]     [_]       [_]

3. Adoption of the Dairy Mart Convenience Stores,
   Inc. 1995 Stock Option and Incentive Award Plan.      [_]     [_]       [_]

4. Ratification of the appointment of Arthur
   Andersen LLP as independent accountants for
   the fiscal year ending February 3, 1996.              [_]     [_]       [_]

5. In their discretion such other matters as may
   properly come before the meeting.                     [_]     [_]       [_]

  UNLESS A CONTRARY DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS, FOR THE ADOPTION OF THE DAIRY MART CONVENIENCE STORES, INC. 1995 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS, FOR THE ADOPTION OF THE DAIRY MART CONVENIENCE STORES, INC. 1995 STOCK OPTION AND INCENTIVE AWARD PLAN AND FOR THE RATIFICATION OF THE AP-POINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING FEBRUARY 3, 1996.

SIGNATURE(S) _____________________________________  DATE______________
NOTE: Please sign exactly as your name appears on this proxy. If signing for estates, trusts, or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

                                  APPENDIX 2
                                  ----------

                                 CLASS B PROXY

                      DAIRY MART CONVENIENCE STORES, INC.

                        ANNUAL MEETING OF SHAREHOLDERS

                               OCTOBER 31, 1995

       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Robert B. Stein, Jr., Frank W. Barrett and Theodore W. Leed, and each or any of them, with full power of substitution, the proxies of the undersigned to vote all of the shares of Common Stock of Dairy Mart Convenience Stores, Inc. ("Dairy Mart") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Dairy Mart to be held at the Sheraton Hartford Hotel located at 315 Trumbull Street, Hartford, Connecticut on the 31st day of October, 1995 at 10:00 a.m., and at any adjournment or postponement thereof, with all the powers the undersigned would possess if personally present upon:

                        (TO BE SIGNED ON REVERSE SIDE)
                                                                    SEE REVERSE
                                                                       SIDE

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

                   FOR      WITHHELD

1. Election of                            NOMINEES:
   Directors:      [_]        [_]         J. Kermit Birchfield, Jr.,
                                          Gregory G. Landry, Theodore W. Leed,
                                          Truby G. Proctor, Jr. and
                                          Robert B. Stein, Jr.
   For, except
   vote withheld from the following nominees:
   (To withhold authority for any individual nominee write that nominee's name in the space provided below).

-----------------------------------

                                                      FOR    AGAINST   ABSTAIN

2. Adoption of the Dairy Mart Convenience
   Stores, Inc. 1995 Stock Option Plan for Out-
   side Directors.                                    [_]      [_]       [_]

3. Adoption of the Dairy Mart Convenience
   Stores, Inc. 1995 Stock Option and Incentive
   Award Plan.                                        [_]      [_]       [_]

4. Ratification of the appointment of Arthur
   Andersen LLP as independent accountants for
   the fiscal year ending February 3, 1996.           [_]      [_]       [_]

5. In their discretion such other matters as may
   properly come before the meeting.                  [_]      [_]       [_]

  UNLESS A CONTRARY DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS, FOR THE ADOPTION OF THE DAIRY MART CONVENIENCE STORES, INC. 1995 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS, FOR THE ADOPTION OF THE DAIRY MART CONVENIENCE STORES, INC. 1995 STOCK OPTION AND INCENTIVE AWARD PLAN AND FOR THE RATIFICATION OF THE AP-POINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING FEBRUARY 3, 1996.

SIGNATURE(S) ____________________________________ DATE___________
NOTE: Please sign exactly as your name appears on this proxy. If signing for estates, trusts, or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

                                  APPENDIX 3
                                  ----------

                      DAIRY MART CONVENIENCE STORES, INC.
                      -----------------------------------

                 1995 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
                 --------------------------------------------



1.   Purpose.
     -------

     The purpose of this 1995 Stock Option Plan For Outside Directors (the "Plan") is to attract and retain the continued services of non-employee directors of Dairy Mart Convenience Stores, Inc. (the "Company") with the requisite qualifications and to encourage such directors to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the "Board") believes that the granting of options (the "Options") under the Plan will promote continuity of management and increased personal interest in the welfare of the Company by those who are responsible for shaping and carrying out the long-range plans of the Company and securing its continued growth and financial success.

2.   Effective Date of the Plan.
     --------------------------

     The Plan shall become effective upon its approval by the Board of Directors; provided, however, that if the Plan is not approved by the shareholders of the Company at the 1995 annual meeting of the shareholders of the Company, then the Plan shall terminate.

3.   Stock Subject to Plan.
     ---------------------

     50,000 of the authorized but unissued shares, or treasury shares, of the Company's class A common stock, par value $.01 per share (the "Shares"), are hereby reserved for issuance upon the exercise of Options. If any Option expires or terminates for any reason without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the grant of Options hereunder.

4.   Administration.
     --------------

     The Plan shall be administered by the Board of Directors of the Company (the "Board"). Subject to the provisions of the Plan, the Board of Directors shall have complete authority in its discretion to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Board of Directors shall have no discretion to determine the non-employee directors who will receive Options, the number of Shares subject to Options, the terms upon which, the times at which, or the periods within which, Shares may be acquired or the Options may be acquired and exercised.

5.   Eligibility.
     -----------

     An Option may be granted only to members of the Board who are not otherwise employees of the Company or any of its subsidiaries on the date of grant and have not been employees of the Company or any of its subsidiaries at any time since the beginning of the one year period preceding service on the Board (the "Participants").

6.   Grant of Options and Option Price.
     ---------------------------------

     (a) Initial Grant.  On the date on which the Plan is approved by the Board
         --------------
of Directors, each Participant shall receive an automatic grant of an Option to purchase 3,500 Shares (the "Initial Option"). Individuals who become Participants after the date on which the Plan is approved by the Board of Directors shall not receive an Initial Option.

     Each grant of an Initial Option is conditioned upon (i) subsequent approval of the Plan by the shareholders of the Company at the 1995 annual meeting of shareholders, and (ii) the Participant not selling, transferring or otherwise disposing of the Shares underlying the Initial Option on or before the date which is six months after the date on which shareholder approval of the Plan is obtained (the "Six Month Date"). If the Plan is not approved by the shareholders of the Company at the 1995 annual meeting, then the Initial Options shall be void ab initio. Initial Options may not be exercised until after this Plan is approved by the Shareholders.

     (b) Annual Grants to Directors.  On February 1 of each year, beginning on
         ---------------------------
February 1, 1996, each Participant shall receive an automatic, annual grant of an Option to purchase 3,500 Shares (the "Annual Option"); provided, however that the number of Shares subject to future grant under the Plan is sufficient to make the automatic grants required to be made pursuant to the Plan on such date.

     (c) Exercise Price.  The per Share price to be paid by a Participant upon
         ---------------
the exercise of an Option shall be equal to the fair market value of a Share on the day preceding the date of grant. For the purposes hereof, the fair market value of a Share on any date shall be equal to the closing price per Share on such date (or if no such price was established on such date, then on the next preceding date on which a price was established), as shall be quoted on the National Association of Securities Dealers Automated Quotation System, or on such other securities quotation system or exchange as the Shares may be listed.

7.   Option Period.
     -------------

     Participants shall be granted Options which are exercisable from the date that they are granted for a period of ten years from the date of the granting thereof, provided, however, that the Initial Options may not be exercised until after the approval of this plan by the shareholders.

8.   Exercise of Option.
     ------------------

     Subject to Section 10, an Option may be exercised in whole or in part at any time on or after the date it becomes exercisable by the Participant's delivering to the Company on any business day, at its principal executive offices, a written notice of exercise, which notice shall specify the number of Shares as to which the Option is being exercised, in whole or in part. Payment in full of the Option exercise price shall accompany such written notice as set forth below. After the exercise of an Option and payment in full of the exercise price, the Optionee shall be entitled to receive a stock certificate or certificates evidencing his or her ownership of Shares acquired upon such exercise.

     The purchase price shall be paid as follows: (i) in cash, certified or bank cashier's or teller's check; (ii) by surrender of Shares then owned by the Optionee; or (iii) partially in accordance with (i) and partially in accordance with (ii) of this Section. Shares surrendered in accordance with (ii) or (iii) shall be valued at their fair market value at the date of exercise. If the Shares are listed on a securities exchange or are quoted on the NASDAQ market the fair market value of the Shares shall be the closing price of the Shares as of the close of business on the date immediately preceding the date such shares are tendered to the Company for exercise of an Option. Surrender of such Shares shall be evidenced by the delivery of certificate(s) representing such Shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Board may determine.

9.   Transferability.
     ---------------

     No Option shall be assignable or transferable, except by will and/or by the laws of descent and distribution. During the life of any Participant, each Option granted to the Participant may be exercised only by the Participant, or if he or she is disabled or incapacitated, by his or her legal representative.

10.  Ceasing to be a Director.
     ------------------------

     If a Participant terminates service as a director for any reason including termination by reason of death of a Participant, any outstanding Option held by the Participant shall terminate on the earlier of (i) the date on which such Option would otherwise expire, or (ii) nine (9) months after such termination.

11.  Duration of Plan.
     ----------------

     Unless sooner terminated, the Plan shall remain in effect until all Shares have been issued upon the exercise of Options, and shall thereafter terminate. No Option may be granted after the termination of this Plan; provided, however, that, except for termination pursuant to Paragraph 2 above, termination of the Plan shall not affect any Option previously granted, and such Option shall remain in effect until exercised, surrendered or cancelled, or until it shall have expired, all in accordance with its terms.

12.  Changes in Capital Structure, etc.
     ----------------------------------

     In the event of changes in the outstanding common stock of the Company by reason of stock dividends, stock splits, recapitali zations, mergers, consolidations, combinations or exchange of shares, reorganizations, or liquidations, the number of Shares available under the Plan in the aggregate and the number of Shares as to which Options may be granted to any Participant shall be correspondingly adjusted by the Board. In addition, the Board shall make appropriate adjustments in the number of Shares as to which outstanding Options, or portions thereof then unexercised, shall relate, to the end that the Participant's proportionate interest shall be maintained as before the occurrence of such events (or, in the case of mergers and consolidations to the end that the Option shall be for the same number of Shares or other securities as a holder of the number of Shares underlying the Option prior to the merger or consolidation would have received as a result of the merger of consolidation); such adjustment shall be made without change in the total price applicable to the unexercised portion of Options and with a corresponding adjustment in the option price per Share.

13.  Rights as Shareholder.
     ---------------------

     A Participant entitled to Shares as a result of the exercise of an Option shall not be deemed for any purpose to be, or have rights as, a shareholder of the Company by virtue of such exercise, except to the extent a stock certificate is issued therefor and then only from the date such certificate is issued. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

14.  Expenses.
     --------

     The expenses of this Plan shall be paid by the Company.

15.  Compliance with Applicable Law.
     ------------------------------

     Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the exercise of an Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws and regulations of governmental authority. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law or regulation. The Board may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws and regulations, that the Participant make such covenants, agreements and representations as the Board, in its sole discretion, deems necessary or desirable.

     If any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages, renumeration or otherwise in connection with the exercise of an Option, the Participant shall advance in cash to the Company the amount of such withholdings unless a different withholding arrangement, including the use of Shares, is authorized by the Board (and permitted by law); provided, however, that with respect to persons subject to Section 16 of the Securities Exchange Act of 1934 (the "1934 Act), any such withholding arrangement shall be in compliance with any applicable provisions of Rule 16b-3 promulgated under Section 16 of the 1934 Act, or such other similar rules as may apply to such persons. For purposes hereof, the value of the Shares withheld for purposes of payroll withholding shall be the fair market value of the Shares, as set forth in Section 8. If the fair market value of the Shares withheld is less than the amount of withholdings required, the Participant may be required to advance the difference in cash to the Company. The Board in its discretion may condition the exercise of an Option on the Participant's payment of such additional withholding.

16.  Acceleration and Termination of Options.
     ----------------------------------------

     Notwithstanding any other provision of this Plan, a dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with an affiliate of the Company), or a Change of Control of the Company (as defined below) shall cause any unexercised portion of an Option to terminate, except for any outstanding unexercised Option as to which the Company or another corporation makes appropriate provision for the protection of the value thereof and either assumes the Option, or substitutes another Option, with substantially similar terms; provided, however, a Participant shall have the right immediately
               --------  -------
prior to such dissolution, liquidation, merger, consolidation, or Change of Control, to exercise the unexercised portion of the Option, in whole or in part. The Participant shall have until the close of business on the day preceding the effective date of any such dissolution, merger consolidation, or Change of Control, or preceding the commencement of any such liquidation, to exercise the Option. Such effective date or commencement date shall be the date designated in a written notice from the Board to the Optionee, which notice shall be given not less than fourteen (14) days prior to such designated effective date or commencement date, provided that for the purposes of this Section, the effective date shall be the date designated, whether or not the dissolution, merger, consolidation or Change of Control actually becomes effective on such date. If such dissolution, liquidation, merger, consolidation, or Change of Control is not consummated within thirty (30) days after such effective date, and if the Participant has not exercised the Option in full, then the Option or (or any part of such Option which has not yet been exercised) shall continue in full force and effect as if no such notice had been given.

     For purposes hereof, a "Change of Control" shall mean the consummation of a transaction in which the beneficial ownership or control of the Company is or may be changed such that one or more persons or entities (other than persons or entities who beneficially owned more than ten percent (10%) of the Shares on the date the Option was granted and other than persons who are directors of the Company on the date the Option has granted (or entities controlled by such persons)) obtain beneficial ownership or control of more than fifty percent (50%) of the assets or outstanding voting securities or equity interests of the Company. Such transactions include, without limitation, sales of substantially all of the assets of the Company, acquisitions of ownership or control by tender offer, and acquisitions of such ownership or control through the issuance of authorized but unissued capital stock of the Company.

17.  Application of Funds.
     --------------------

     Any cash proceeds received by the Company from the sale of Shares pursuant to Options will be used for general corporate purposes.

18.  Amendment of the Plan.
     ---------------------

     The Board may from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever except that, without the approval of the shareholders, no such revision or amendment shall (a) increase the number of Shares subject to this Plan, (b) modify the requirements as to eligibility for a grant of an Option, (c) materially increase the benefits accruing to the Participants under this Plan, or (d) be of a nature that requires shareholder approval in order to ensure the compliance of the Plan with Rule 16b-3 promulgated under the 1934 Act, or such similar rule as may apply to the Plan. No such suspension, discontinuance, revision or amendment shall in any manner affect any Option theretofore granted without the consent of the Participant or the transferee of the Participant, unless necessary to comply with applicable law.

19.  Governing Law.
     --------------

     This Plan shall be construed and enforced in accordance with the law of the State of Connecticut.

                                  APPENDIX 4
                                  ----------

                      DAIRY MART CONVENIENCE STORES, INC.
                  1995 STOCK OPTION AND INCENTIVE AWARD PLAN


Dairy Mart Convenience Stores, Inc. a Delaware corporation (the "Company") sets forth herein the terms of this 1995 Stock Option and Incentive Award Plan (the "Plan") as follows:

                                  1.  PURPOSE

     The Plan is intended to advance the interests of the Company by providing eligible individuals (as designated pursuant to Section 4 below) with an opportunity to acquire or increase a proprietary interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries, and will encourage such eligible individuals to remain in the employ or service of the Company or its subsidiaries. Each stock option granted under the Plan (an "Option") is intended to be an "incentive stock option" ("Incentive Stock Option") within the meaning of Section 422 of the Internal Revenue Code of 1986, or the corresponding provision of any subsequently-enacted tax statute, as amended from time to time (the "Code"), except (i) to the extent that any such Option would exceed the limitations set forth in Section 7 below; and (ii) for Options specifically designated at the time of grant as not being Incentive Stock Options ("Non-Qualified Options"). Options granted to eligible individuals may be accompanied by stock appreciation rights ("SARs"), as defined in Section 11, below.

                              2.  ADMINISTRATION

     (a)  BOARD. Subject to Sections 2(b) and (e), the Plan shall be
          -----
administered by the Board of Directors of the Company (the "Board"), which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or under any Option, SAR or incentive stock award (collectively "Award") granted or Option Agreement (as defined in Section 8 below) entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Award granted or Option Agreement entered into hereunder. The interpretation and construction by the Board of any provision of the Plan or of any Award granted or Option Agreement entered into hereunder shall be final and conclusive.

     (b)  COMMITTEE. The Board may from time to time appoint a committee (the
          ---------
"Committee") consisting of not less than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any of its subsidiaries, and each of whom shall qualify in all respects as a "disinterested person" as defined in Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act") with respect to this Plan. The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in Section 2(a) above, as the Board shall determine, consistent with the Certificate of Incorporation and By-Laws of the Company and applicable law. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Company's Certificate of Incorporation and By-Laws, and with applicable law.

     (c)  NO LIABILITY. No member of the Board or of the Committee shall be
          ------------
liable for any action or determination made in good faith with respect to the Plan or any Award granted or Option Agreement entered into hereunder.

     (d)  DELEGATION TO THE COMMITTEE. If the Plan or any Award granted or
          ---------------------------
Option Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in Section 2(b) above. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

     (e)  ACTION BY THE BOARD. The Board may act under the Plan with respect to
          -------------------
any Award granted to or Option Agreement entered into with an officer, director or shareholder of the Company who is subject to Section 16 of the Exchange Act other than by, or in accordance with the recommendations of, the Committee, constituted as set forth in Section 2(b) above, only if all of the members of the Board are "disinterested persons" as defined in Rule 16b-3 of the Securities and Exchange Commission under the Exchange Act with respect to this Plan.

                           3.  STOCK SUBJECT TO PLAN

     The stock that may be issued pursuant to Awards granted under the Plan shall be shares of Class A Common Stock or Class B Common Stock, par value $.01 per share, of the Company (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Awards granted under the Plan shall not exceed in the aggregate

650,000 shares. The foregoing numbers of shares are subject to adjustment as provided in Section 19 below. If any Award expires, terminates, or is terminated or canceled for any reason prior to exercise (in the case of Options or SARs) in full, or if shares of Stock are not ultimately issued pursuant to an award for any reason, the shares of Stock that were subject to the unexercised portion of such Option or SAR, or the unissued shares that were subject to the award, shall be available for future Awards granted under the Plan and such number of shares shall be restored to the number of shares available for issuance under Awards granted, except that such shares shall not be so available whenever an Option has been surrendered as a result of the exercise of the related SAR.

                                4.  ELIGIBILITY

     (a)  EMPLOYEES. Awards may be granted under the Plan to any employee of the
          ---------
Company or any "subsidiary" (as such term is defined in Section 424(f) the Code, "Subsidiary"), including any such employee who is an officer or director of the Company or any subsidiary, as the Board shall determine and designate from time to time prior to expiration or termination of the Plan.

     (b)  MULTIPLE GRANTS. An individual may hold more than one Option or SAR,
          ---------------
subject to such restrictions as are provided herein.

                    5.  EFFECTIVE DATE AND TERM OF THE PLAN

     (a)  EFFECTIVE DATE. The Plan shall be effective as of the date of adoption
          --------------
by the Board (the "Effective Date"), subject to approval of the Plan within one year of the Effective Date by the holders of a majority of the voting power of the Class A and Class B Common Stock of the Company, present in person or by proxy and entitled to vote at a duly held meeting of the shareholders of the Company at which a quorum is present; provided, however, that upon approval of the Plan by the shareholders of the Company as set forth above, all Awards granted under the Plan on or after the Effective Date shall be fully effective as if the shareholders of the Company had approved the Plan on the Effective Date. If the shareholders fail to approve the Plan within one year of the Effective Date, any Awards granted hereunder shall be null and void and of no effect.

     (b)  TERM. The Plan shall terminate on the date that is ten years from the
          ----
Effective Date.

                             6.  GRANT OF OPTIONS

     Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, prior to the date of termination of the Plan, grant to such eligible individuals as the Board may determine ("Optionees"), Options to purchase such number of shares of the Stock on such terms and conditions as the Board may determine, including any terms or conditions which may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code. The date on which the Board approves the grant of an Option (or such later date as is specified by the Board) shall be considered the date on which such Option is granted.

                   7.  LIMITATION ON INCENTIVE STOCK OPTIONS

     An Option (other than a Non-Qualified Option) shall constitute an Incentive Stock Option to the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of
Section 422(d) of the Code) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

                             8.  OPTION AGREEMENTS

     All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by the Company and by the Optionee, in such form or forms as the Board shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

                               9.  OPTION PRICE

     The purchase price of each share of the Stock subject to an Option (the "Option Price") shall be fixed by the Board and stated in each Option Agreement. The Option Price for Incentive Stock Options shall be not less than the greater of par value or 100 percent of the fair market value of a share of the applicable class of Stock on the date the Option is granted (as determined in good faith by the Board); provided, however, that if the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provision of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), the Option Price of an Option that is intended to be an Incentive Stock Option for any such Optionee shall be not less than the greater of par value or 110 percent of the fair market value of a share the applicable class of Stock on the date such Option is granted. The Option Price for Non-Qualified Options may be set by the Board at not less than 85 percent of the fair market value of the applicable class of Stock on the Date of grant. If the applicable class of Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded on an established securities market, in determining the fair market value of the applicable class of Stock, the Board shall use the closing price of the applicable class of Stock on such exchange or system or in such market (the highest such closing price if there is more than one such exchange or market) on the trading date immediately before the Option is granted (or, if there is not such closing price, then the Board shall use the mean between the high and low prices on such date), or, if no sale of the applicable class of Stock had been made on such day, on the next preceding day on which any such sale shall have been made.

                       10.  TERM AND EXERCISE OF OPTIONS

     (a)  TERM. Each Option granted under the Plan shall terminate and all
          ----
rights to purchase shares thereunder shall cease upon the expiration of ten years from the date such Option is granted; provided, however, that if the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Section 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), an Option granted to such Optionee that is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.

     (b)  OPTION PERIOD AND LIMITATIONS ON EXERCISE. Each Option granted to
          -----------------------------------------
persons shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Board shall determine and set forth in the Option Agreement relating to such Option. Without limiting the foregoing, the Board, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding; provided, however, that any such limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option granted to an Optionee under the Plan shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Company as provided in
Section 5 above.

     (c)  METHOD OF EXERCISE. An Option that is exercisable hereunder may be
          ------------------
exercised by delivery to the Company on any business day, at its principal office, addressed to the attention of the Committee, of written notice of exercise, which notice shall specify the number of shares and class with respect to which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Except as provided in the next following sentence, payment in full of the Option Price of the shares for which the Option is being exercised shall accompany the written notice of exercise of the Option and shall be made either (i) in cash; (ii) through the tender to the Company of shares of the Company's Class A or Class B Common Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 9 above) on the date of exercise;
(iii) the delivery to the Company of a written statement of an election to make a cashless exercise, in which case the number of shares to be transferred to the holder pursuant to the exercise of the Option shall be reduced by a number of shares having a fair market value (determined in the manner described in Section 9 above) equal to the exercise price of the Option or portion thereof being exercised; or (iv) by a combination of the methods described in (i) and (ii); provided, however, that the Board may in its discretion impose and set forth in the Option Agreement pertaining to an Option such limitations or prohibitions on the use of shares of Stock to exercise Options as it deems appropriate.

     Unless the Board shall provide otherwise in an Option Agreement, payment in full of the Option Price need not accompany the written notice of exercise, provided the notice of exercise directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no effect. Promptly after the exercise of an Option and Payment in full of the Option Price for the shares covered, the individual shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option which is an Incentive Stock Option, which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a shareholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in Section 19 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

     (d)  Notice of Restrictions on Transfer of Stock. The Option Agreement to
          -------------------------------------------
be delivered in connection with an Option grant hereunder will contain language
(i) in the event the Option is an Incentive Stock Option, regarding the applicable holding periods for the stock subject to the Option in order to qualify as an Incentive Stock Option under the Code and (ii) that if an Option is exercised prior to the date that is six months from the later of (A) the date of grant of the Option or (B) the date of shareholder approval of the Plan, and the individual exercising the Option is a reporting person under Section 16(a) of the Exchange Act, then in order to qualify for exemptive treatment under
Section 16(a), the holder may not transfer the stock received pursuant to the exercise of such Option until the expiration of six months from the later of the date specified in clause (A) above or the date specified in clause (B) above.

                     11.  STOCK APPRECIATION RIGHTS (SARS)

     (a)  IN GENERAL. Subject to the terms and conditions of the Plan, the Board
          ----------
may, in its sole and absolute discretion, grant to an Optionee rights (SAR's) to surrender to the Company, in whole or in part, either in tandem with an Option or alone and unrelated to an Option, and to receive in exchange therefor payment by the Company of an amount equal to the excess of the fair market value of the shares of the applicable class of Stock (i) subject to such

Option if in tandem with an Option or (ii) set forth in the agreement evidencing the SAR, or portion thereof, so surrendered (determined in the manner described in Section 9 above as of the date the SARs are exercised) over the Option Price of such shares or the exercise price set forth in the SAR Agreement. Such payment may be made, as determined by the Board in accordance with Section 11(d) and 11(e) below and set forth in the Option Agreement, either in shares of Stock or in cash or in any combination thereof, if the SAR is in tandem with an Option, or in cash if the SAR is not in tandem with an Option. All SARs granted in tandem with an Option shall be evidenced by provisions in the Option Agreement pertaining to the related Option, which provisions shall comply with and be subject to the terms and conditions set forth in this Section 11. SARs not in tandem with Options will be evidenced by an SAR Agreement which shall comply with and be subject to the terms and conditions set forth in this Section 11.

     (b)  GRANT. Each SAR granted in tandem with an Option shall relate to a
          -----
specific Option granted under the Plan and shall be awarded to the Optionee concurrently with the grant of such Option pursuant to Section 6 above. SARs not in tandem with an Option shall be separately granted and evidenced by an SAR Agreement. The number of SARs granted to an Optionee shall be equal to the number of shares of Stock which such Optionee is entitled to purchase pursuant to the related Option or as set forth in the SAR Agreement. The number of SARs held by an Optionee shall be reduced by (i) the number of SARs exercised for Stock or cash under the provisions of the Option Agreement pertaining to the related Option or the SAR Agreement, and (ii) the number of shares of Stock purchased pursuant to the exercise of the related Option, if applicable.

     (c)  EXERCISE. SARs that are exercisable hereunder and under the Option
          --------
Agreement may be exercised by delivering to the Company on any business day, at its principal office, addressed to the attention of the Committee, written notice of exercise, which notice shall specify the number of SARs being exercised. The date upon which such written notice is received by the Company shall be the exercise date of the SARs. Except to the extent that SARs are exercised for cash as provided in Section 11(e) below, the individual exercising SARs shall receive, without payment therefor to the Company, the number of shares of Stock determined under Section 11(d) below. Promptly after the exercise of SARs, the individual exercising the SARs shall be entitled to the issuance of a Stock certificate or certificates evidencing ownership of such shares. An individual holding or exercising SARs shall have none of the rights of a shareholder with respect to any shares of Stock covered by the SARs until shares of Stock are issued to him or her, and, except as provided in Section 19 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

     (d)  NUMBER OF SHARES. The number of shares of Stock which shall be issued
          ----------------
pursuant to the exercise of SARs shall be determined by dividing (i) the total number of SARs being exercised, multiplied by the amount by which the fair market value (determined in the manner described in Section 9 above) of a share of the applicable class of Stock on the exercise date exceeds the Option Price of the related Option, by (ii) the fair market value (determined in the manner described in Section 9 above) of a share of the applicable class of Stock on the exercise date of the SARs; provided, however, that no fractional share shall be issued on exercise of SARs, and that cash shall be paid by the Company to the individual exercising SARs in lieu of any such fractional share.

     (e)  EXERCISE OF SARS FOR CASH. All SARs granted not in tandem with Options
          -------------------------
shall be settled in cash. The Board shall have sole discretion to determine whether, and shall set forth in the Option Agreement pertaining to the related Option the circumstances under which, payment in respect of SARs in tandem with Options granted to any Optionee shall be made in shares of Stock, or in cash, or in a combination thereof. Promptly after the exercise of an SAR for cash, the individual exercising the SAR shall receive in respect of said SAR an amount of money equal to the difference between the fair market value (determined in the manner described in Section 9 above) of a share of the applicable class of Stock on the exercise date and the Option Price of the related Option.

     (f)  LIMITATIONS. SARs shall be exercisable at such times and under such
          -----------
terms and conditions as the Board, in its sole and absolute discretion, shall determine and set forth in the Option Agreements pertaining to the related Options or the SAR Agreement; provided, however, that an SAR granted in tandem with an Option may be exercised only at such times and by such individuals as the related Option under the Plan and the Option Agreement may be exercised; and provided, further, that an SAR may be exercised only at such times as the fair market value (determined in the manner described in Section 9 above) of a share of the applicable class of Stock on the exercise date exceeds the Option Price of the related Option. Adjustments in the number, kind, or Option Price of shares of Stock for which Options are granted pursuant to Section 19 below shall also be made as necessary to the related SARs held by each Optionee. Any amendment, suspension or termination of the Plan pursuant to Section 18 below shall be deemed an amendment, suspension or termination of SARs to the same extent.

                    12.  TRANSFERABILITY OF OPTIONS OR SARS

     During the lifetime of an Optionee to whom an Option is granted, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option or SAR. No Option or SAR shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

                        13.  TERMINATION OF EMPLOYMENT

     (a)  EMPLOYEES. Upon the termination of the employment of an Optionee with
          ---------
the Company or a Subsidiary, other than by reason of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, any Option or SAR granted to an Optionee pursuant to the Plan shall terminate three months after the date of such termination of employment, unless earlier terminated pursuant to Section 10(a) above, and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option; provided, however, that the Board may provide, by inclusion of appropriate language in any Option Agreement, that the Optionee may (subject to the general limitations on exercise set forth in Section 10(b) and Section 11(f) above), in the event of termination of service or employment of the Optionee with the Company or a Subsidiary, exercise an Option or SAR, in whole or in part, at any time subsequent to such termination of service or employment and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above. Whether a leave of absence or leave on military or government service shall constitute a termination of service or employment for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment with the Company or a Subsidiary shall not be deemed to occur if the Optionee is immediately thereafter employed with or in the service of the Company or any Subsidiary.

                14.  RIGHTS IN THE EVENT OF DEATH OR DISABILITY

     (a)  DEATH OF AN EMPLOYEE. If an Optionee dies while in the employ or
          --------------------
service of the Company or a Subsidiary or within the period following the termination of employment or service during which the Option or SAR is exercisable under Section 13 above or

Section 14(b) below, the executors or administrators or legatees or distributees of such Optionee's estate shall have the right (subject to the general limitations on exercise set forth in Section 10(b) and Section 11(f) above), at any time within one year after the date of such Optionee's death and prior to termination of the Option pursuant to Section 10(a) above,to exercise any Option or SAR held by such Optionee at the date of such Optionee's death, whether or not such Option or SAR was exercisable immediately prior to such Optionee's death; provided, however, that the Board may provide by inclusion of appropriate language in any Option Agreement that, in the event of the death of the Optionee, the executors or administrators or legatees or distributees of such Optionee's estate may exercise an Option or SAR (subject to the general limitations on exercise set forth in Section 10(b) and Section 11(f) above), in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any installment limitation or exercise imposed pursuant to
Section 10(b) above.

     (b)  DISABILITY OF AN EMPLOYEE. If an Optionee's employment or service with
          -------------------------
the Company or a Subsidiary is terminated by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then such Optionee shall have the right (subject to the general limitations on exercise set forth in Section 10(b) or Section 11(f) above), at any time within one year after such termination of service or employment and prior to termination of the Option pursuant to Section 10(a) above, to exercise, in whole or in part, any Option or SAR held by such Optionee at the date of such termination of service or employment, whether or not such Option or SAR was exercisable immediately prior to such termination of service or employment; provided, however, that the Board may provide, by inclusion of appropriate language in any Option Agreement, that the Optionee may (subject to the general limitations on exercise set forth in Section 10(b) and Section 11(f) above), in the event of the termination of service or employment of the Optionee with the Company or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option or SAR, in whole or in part, at any time subsequent to such termination of service or employment and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any installment limitation or exercise imposed pursuant to Section 10(b) above. Whether a termination of service or employment is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Board, which determination shall be final and conclusive.

                          15. INCENTIVE STOCK AWARDS

     (a)  GRANT OF INCENTIVE STOCK AWARDS. Subject to the pro visions of this
          -------------------------------
Section 15, the Board may from time to time determine those individuals eligible pursuant to Section 4 above to whom incentive stock awards ("Incentive Stock Awards") shall be granted and the amount and terms and conditions of such Incentive Stock Awards.

     (b)  TERMS AND CONDITIONS OF INCENTIVE STOCK AWARDS. Each grant of an
          ----------------------------------------------
Incentive Stock Award shall be evidenced by a written agreement (an "Incentive Stock Award Agreement") which shall be in such form as the Board shall from time to time approve, and which shall comply with and be subject to the following terms and conditions:

          (1)  AMOUNT OF AWARD. Each Incentive Stock Award Agreement shall state
               ---------------
the number and class of shares of Common Stock covered by the agreement which become payable if the vesting provisions and/or performance criteria specified in the Incentive Stock Award Agreement are achieved (in the event the Board decides to establish performance criteria).

          (2)  PERFORMANCE CRITERIA. Each time the Board approves the granting
               --------------------
of Incentive Stock Awards, it may, but is not obligated to, establish corporate performance goals to be attained by the Company or individual recipients, or both, and the date or dates ("earn-out dates") by which such goals must be achieved for the participant to be entitled to payment of an Incentive Stock Award. Such goals may be subject to subsequent modification by the Board, as appropriate, based on changes in business conditions. To the extent that a performance goal is either not achieved or is exceeded by the applicable earn-out date or dates specified in the Agreement, the amount of the Incentive Stock Award to be earned shall be determined by the Board.

          (3)  DISABILITY OR DEATH. No Incentive Stock Award shall be paid for
               -------------------
any period after the termination of the individual's employment; provided, however, that if an individual's employment is terminated by Disability or death, then the Board shall determine the extent to which any shares covered by an Incentive Stock Award Agreement, which are not yet payable, shall become payable.

          (4)  FORM OF PAYMENT. The Board shall have the sole discretion to
               ---------------
determine the form in which payment of the Incentive

Stock Award shall be made (i.e., in cash, in shares, or in any combination thereof). Instead of distributing the number of shares covered by the Incentive Stock Award Agreement as of the applicable earn-out date, the Board may distribute the cash equivalent determined on the basis of the Fair Market Value of a share at such earn-out date for all or a portion of such shares.

                             16.  USE OF PROCEEDS

     The proceeds received by the Company from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

                           17.  REQUIREMENTS OF LAW

     (a)  VIOLATIONS OF LAW. The Company shall not be required to sell or issue
          -----------------
any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the individual or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended), upon exercise of any Option or SAR, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Option or SAR, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the holder of such Option or SAR may acquire such shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or SAR or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option or SAR shall not be exercisable unless and until the shares of Stock covered by such Option or SAR are registered or are subject to an available exemption from registration, the exercise of such Option or SAR (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

     (b)  COMPLIANCE WITH RULE 16B-3. The intent of this Plan is to qualify for
          --------------------------
the exemption provided by Rule 16b-3 under the Exchange

Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board, or the Committee acting on behalf of the Board, may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

                  18.  AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options or SARs have not been granted. However, any amendment by the Board shall require the approval by the holders of a majority of the voting power of the Company's Class A and Class B Common Stock, present in person or by proxy and entitled to vote at a duly held meeting of the shareholders of the Company at which a quorum is present and voting on the amendment, or by written consent in accordance with applicable state law and the Certificate of Incorporation and By-Laws of the Company, to the extent that such shareholder approval is required by Rule 16b-3 of the Securities and Exchange Commission, or is required by the Code in order to preserve the status of Options as Incentive Stock Options. Except as permitted under Section 19 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option or SAR, alter or impair rights or obligations under any Option or SAR theretofore granted under the Plan.

                   19.  EFFECT OF CHANGES IN CAPITALIZATION

     (a)  CHANGES IN STOCK. If the outstanding shares of Stock of the class for
          ----------------
which an Option or SAR has been granted are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the effective date of the Plan, the number and kinds of shares for the purchase of which Awards may be granted under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Award immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option or SAR outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

     (b)  REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING CORPORATION.
          ----------------------------------------------------------------
Subject to Subsection (c) hereof, if the Company shall be the surviving corporation in any reorganization, merger, or consolidation of the Company with one or more other corporations, any Award theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of the applicable class of Stock subject to such Award would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation.

     (c)  REORGANIZATION IN WHICH THE COMPANY IS NOT THE SURVIVING CORPORATION
          --------------------------------------------------------------------
OR SALE OF ASSETS OR STOCK. Upon the dissolution or liquidation of the Company,
--------------------------
or upon a merger, consolidation, reorganization or other business combination of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of all or substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person or entity (or persons or entities acting as a group or otherwise in concert) owning 80 percent or more of the combined voting power of all classes of stock of the Company, the Plan and all Awards outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Awards theretofore granted, or for the substitution for such Awards of new options or stock appreciation rights covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Awards theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each individual holding an Award (subject to the general limitations on exercise set forth in Section 10(b) and Section 11(f) above and except as otherwise specifically provided in the agreement relating to such Award), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Board in its sole discretion shall determine and designate, shall have the right to exercise such Option or SAR in whole or in part, whether or not such Option or SAR was otherwise exercisable at the time such termination occurs and without regard to any installment limitation on exercise imposed pursuant to Section 10(b) above. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options or SARs not later than the time at which the Company gives notice thereof to its shareholders.

     (d)  ADJUSTMENTS. Adjustments under this Section 19 related to stock or
          -----------
securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

     (e)  NO LIMITATIONS ON COMPANY. The grant of an Award pursuant to the Plan
          -------------------------
shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

                           20.  DISCLAIMER OF RIGHTS

     No provision in the Plan or in any Award granted or agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Subsidiary, or to interfere in any way with the right and authority of the Company or any Subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Subsidiary.

                        21.  NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights otherwise than under the Plan.